                                                                    EXHIBIT 10.8

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 2 OF 36
 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR:  VALENTEC SYSTEMS INC.

SECTION A - SUPPLEMENTAL INFORMATION

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

             Regulatory Cite                            Title           Date
             ---------------     -------------------------------      --------
  A-l        52.215.4501         ARSENALS AS SUBCONTRACTORS           JUN/2000
             LOCAL

  A-2        AMC                 AMC - LEVEL PROTEST PROGRAM          DEC/2000
***
                                                 (End of clause)
(AM7010)

  A-3        52.252-4500         FULL  TEXT  CLAUSES                  SEP/1997
             LOCAL

1. This contract incorporates one or more clauses and provisions by reference, with the same force and effect as if they were set forth in full text. Upon request the Contracting Officer will make their full text available.

2. The entire body of full text regulatory and command unique clauses and provisions will no longer be included in solicitations or contracts. These clauses and provisions have the same force and effect as if the entire full text was included in the solicitation/contract. Where text has been incorporated by reference three astericks are put in its place (***).

3. You can view or obtain a copy of the clauses and provisions on the internet at: www.osc.army.mil/ac/aais/ioc/clauses/index.htm. Click on command unique first to locate the clause. If it is not located under command unique click on regulatory to find.

4. All full text clauses have a 6 or 7 as the third digit of the clause number (i.e. AS7000).

                                 (End of clause)

(AS7001)

1. This procurement is restricted to Small Business Firms only.

2. This solicitation is for the M585 White Star Cluster, NSN: 1310-00-922-9784.

3. Total quantity of this solicitation is 24,728 each.

4. The solicitation requests prices for with and with out First Article Testing on an F.O.B. Origin basis.

5. Offers should be priced on proposal lines. With and Without First Article. (Note: Disregard the pricing lines directly across from the Line Item).

6. A 100% evaluated option clause is included in Section I of this solicitation.

7. The lowest price technically acceptable source selection process will be used to evaluate this procurement.

8. The Government will make one award from this solicitation.

9. A Security Preaward Survey is required.

                          ***END OF NARRATIVE A 001 ***

1. This contract solicitation contains a Critical Characteristics Clause, ES7500, found in section E.

                         *** END OF NARRATIVE A 002 ***

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 3 OF 36
 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

1.0 The purpose of this solicitation amendment is to add/delete clauses pertaining to small business, extend the delivery schedule for production with First Article, and the insertion of language in section L.

2.0  Changes to section K:
     Add Clause KF6004, 52.219-1 Alt 1
     Add Clause KF6080, 52.219-21

     Changes to section I:
     Add Clause IA0690, 252.226-7001
     Add Clause IA0650, 252.232-7004
     Add Clause IF0081, 52.232-16
     Add Clause IF0082, 52.232-16 Alt 1

     Changes to section B:
     The delivery schedule for production with First Article will be changed from 210 days and 240 days to 300 days and 330 days. Please reference section B for specific details.

     Changes  to  section  L:
     The words "moisture content" will be added in Subfactor D. Please reference section L for specific details.

3.0 All other terms and conditions remain unchanged.

                         *** END OF NARRATIVE A 003 ***

1.0 The purpose of this solicitation amendment changes the following sections:

2.0 SECTION M: Insert language into the narrative of section M. The words "moisture control" will be added to Subfactor D. Please refer to section M for specific details.

3.0 SECTION H: Add clause HS6075

4.0 SECTION C: On page 6 of the solicitation, under section titled "Engineering Exceptions", under #2: replace "ASTM 5153" with "ASTM G153"

On page 7 of the solicitation, in the line "MIL-P-48420 - DWG 13007972 is to be used in lieu of.", change "MIL - P-48420" to "MIL-P-48240"

**Please refer to the specific section for more details.**

5.0 The date and time set for receipt of proposals is changed to 3:00 PM (CST) 16 AUG 2004.

6.0 All other terms and conditions remain the same.

                         *** END OF NARRATIVE A 004 ***

The following GFM is furnished on this contract:

ITEM: M2A1 METAL BOX

NSN: 8140-00-960-1699

PART NO. : 7553296

PLEASE REFER TO ATTACHMENT 013

                         *** END OF NARRATIVE A 005 ***

1. The purpose of this amendment is to extend the solicitation to 23 August 2004 in order to resolve issues with the TDP. Resolutions for technical concerns will be forthcoming in an additional amendment estimated to be released on or about 13 August 2004.

2. In addition, VAAR (Vinyl Alcohol Acetate Resin) will be offered as GFM. Please refer to the updated attachment 013.

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 4 OF 36
 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

                         *** END OF NARRATIVE A 006 ***

1. This amendment is to clarify technical questions/discrepancies within the M585 White Star Cluster Technical Data Package, to extend the closing date and clause LS7003 entitled Hand-Delivered Bids, Quotes or Proposals (FAR 52.214-7).

2. Please reference section C, at C002, for details to the technical concerns.

3. The closing date is extended to 30 August 2004.

4. All other terms and conditions remain the same.

                         *** END OF NARRATIVE A 007 ***

1. The purpose of this amendment is to add attachment 014, drawing 8797959, inadvertently left off amendment 0004.

                         *** END OF NARRATIVE A 008 ***

1. The purpose of this amendment is to clarify in section C reference to a canceled spec and provide and alternative. Please refer to section C of this amendment for details.

2. All other terms and conditions for this solicitation remain the same.

3. The time for opening is unchanged and will remain the same, 3:00 PM, 30 AUG 2004.

                         *** END OF NARRATIVE A 009 ***

1. This contract is awarded to Valentec Systems Inc. for 24,728 each M585 White Star Cluster Projectile, NSN: 1310 00 922 9784, P/N: 9207987. The awarded unit price is $28.37 for a total contract price of $701,533.36 on an F.O.B. Origin basis. First Article is required for this contract.

2. The awarded quantity represents 100% of the total requirements of solicitation DAAA09-03-R-0223.

3. The delivery schedule is in section "B" of this document.

4 . Solicitation DAAA09 - 03 - R - 0223 is hereby incorporated by reference.

                         *** END OF NARRATIVE A 010 ***

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 5 OF 36
 CONTINUATION SHEET
                        PIIN/SIIN W52P1J-04-C-0103        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

ITEM NO               SUPPLIES/SERVICES                               QUANTITY   UNIT    UNIT PRICE       AMOUNT
-------      ------------------------------------------------------   --------   ----    ----------     ------------
             SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

 0001        M585 WHITE STAR CLUSTER                                    24728     EA     $ 28.37000     $ 701,533.36

             NSN: 1310-00-922-9784
             NOUN: M585 WHITE STAR CLUSTER
             FSCM: 19203
             PART NR: 9207987
             SECURITY CLASS: Unclassified

             Pricing Lines  for Award with  First Article               24728     EA     $_________     $__________

             Pricing Lines  for Award without  First Article            24728     EA     $_________     $__________

                             (End of narrative  F001)

0001AA       M585 WHITE STAR CLUSTER FAT                                1         LO     $** NSP **     $ ** NSP **

             NOUN: FIRST ARTICLE  TEST  REPORT

             Packaging and Marking

             Inspection and Acceptance
             INSPECTION: Origin ACCEPTANCE: Origin
             Government Approval/Disapproval Days: 30

             Deliveries or Performance
             DOC                  SUPPL
             REL CD    MILSTRIP   ADDR   SIG CD   MARK FOR   TP CD
             001                                               3
             DEL REL CD         QUANTITY                DEL DATE
               001                 1                   29-MAR-2005

             FOB POINT: Origin

             SHIP  TO: PARCEL POST ADDRESS
             (Z55555) SEE  SECTION  E

             The TAC code should be AE*F where "*" denotes the fiscal year of shipment.

                           (End of narrative F001)

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 6 OF 36
 CONTINUATION SHEET
                         PIIN/SIIN W52P1J-04-C-0103     MOD/AMD

NAME OF OFFEROR OR CONTRACTOR:  VALENTEC SYSTEMS INC.

ITEM NO                         SUPPLIES/SERVICES                        QUANTITY    UNIT     UNIT PRICE       AMOUNT
-------      ------------------------------------------------------      --------    ----     -----------    ------------

0001AB       PRODUCTION QTY WITH  FIRST ARTICLE                           24728       EA      $  28.37000    $ 701,533.36

             NOUN: CTG 40MM WHITE STAR CLU M585
             PRON: 4A3A0139M2 PRON AMD: 01 ACRN: AA
             AMS CD: 41303222008

             Packaging and Marking

             Inspection and Acceptance
             INSPECTION: Origin          ACCEPTANCE: Origin

             Deliveries or Performance
             DOC                    SUPPL
             REL CD   MILSTRIP      ADDR    SIG CD  MARK FOR  TP CD
               001  W81YWB3209A209  W22PVK   J                  2

             DEL DEL CD          QUANTITY             DEL DATE
                 001              12,000            26-JUL-2005

                 002              12,728            25-AUG-2005

             FOB POINT: Origin

             SHIP  TO: PARCEL POST ADDRESS
             (W22PVK)   XU MUNITIONS STORAGE POINT
                        BLUE GRASS ARMY DEPOT
                        2091 KINGSTON HWY
                        RICHMOND                  KY 40475-5000

             The TAC code should be AE*F where "*" denotes the fiscal year of shipment.

                         (End of narrative F001)

0002         DD FORM 1423 - DATA ITEM                                                         $ ** NSP **    $ ** NSP **

             NOUN: DD FORM 1423
             SECURITY CLASS: Unclassified

             Inspection and Acceptance
             INSPECTION: Origin     ACCEPTANCE: Origin

             Contractor will prepare and deliver the
             technical data in accordance with the
             requirements, quantities and schedules
             set forth in the Contract Data

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 7 OF 36
 CONTINUATION SHEET
                        PIIN/SIIN W52P1J-04-C-0103       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

ITEM NO                  SUPPLIES/SERVICES                        QUANTITY     UNIT     UNIT PRICE    AMOUNT
-------       -------------------------------------------------   --------     ----     ----------    ------
              Requirements Lists (DD Form 1423),
              Exhibit A.

              A DD 250 IS NOT REQUIRED.

                             (End of narrative F001)

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 8 OF 36
 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

For Local Clauses See: http://www.af5c.army.mil/ac/aais/ioc/clauses/index.htm

           Requlatory Cite                               Title                            Date
           ---------------        ----------------------------------------------        --------
C-l        52.210-4501            DRAWINGS/SPECIFICATIONS                               MAR/1988
           LOCAL

     In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

Engineering Exceptions:

     The following drawing(s) and specifications are applicable to this procurement.

     Drawings and Specifications in accordance with enclosed Technical Data Package Listing - TDPL 9207987:19203 with revisions in effect as of 08/07/2003 (except as follows):

1.   9209205 REV AB, SHEET 02
     ADD: " DISTRIBUTION STATEMENT A. APPROVED FOR PUBLIC RELEASE; DISTRIBUTION IS UNLIMITED."

2.   9211788N
     NOTE 2(e) RESISTANCE TO LIGHT AND WATER SPRAY
     CHANGE FROM: " ASTM G23 "
              TO: " ASTM 5153 "

3.   SPECIFICATIONS AND STANDARDS
     ADD: "ASTM G153 TO TDPL"

ADD:      HCSDS        Rev         Date           Nomenclature
---       -----        ---        --------        --------------------------------------
           2            K         3/26/90         Pyrotechnic  Comp. First  Fire
           3            F         5/1/91          Teranitrocarbazole (TNC)
           5            E         5/1/91          Zirconium  Hydride
           8            E         5/3/91          Magnesium
           12           E         11/23/92        Silicon  Powder
           19           G         4/13/95         Quickmatch
           38           F         1/25/93         Potassium  Nitrate
           50           D         2/3/93          Tungsten  Powder
           102          C         7/6/81          Strontium  Nitrate
           322          B         8/21/79         Dechlorane(Perchloropentacyclodecane)
           2298         -         1/14/88         Pyrotechnic  Comp.Illum

DOCUMENT                        DELETE               ADD
---------------------           --------             ----------------
9211789                         REV M
9216973                         REV H                REV  J
7553347                         REV Y                REV AA
ECP: R3J2059                                         SHEETS 3, 19
     R3J2072                                         SHEETS 2, 3, 4
     R2Y2004                    SHEET 18
     R3K3024                    SHEET 2
SPEC: MIL-A-8625                1993                  2003
      MIL-P-25732               NOTICE 1              NOTICE 2 (2003)
      MIL-STD-130               REV  K                REV L (2003)
      ANSI-MH10.8.2             1995                  2002
      ASME-B46.1                1995                  2002
      AMS-T-6736                1998                  2003
      ASTM-A108                 1999                  2003
      ASTM-A313/A313M           1998                  2003
      ASTM-A641/A641M           1998                  2003
      ASTM  B117                2002                  2003

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 9 OF 36
 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

ASTM-B209                2002                  2004
ASTM-B211                2002                  2003
ASTM-D2000               2001                  2003
ASTM-D4727               1998                  2003
ASTM-E18                 2002                  2003
ASTM-F1667               2002                  2003

DWG 9207987
ADD: "DISTRIBUTION STATEMENT A. APPROVED FOR PUBLIC RELEASE; DISTRIBUTION IS UNLIMITED"

DWG 9206942 (NOTE 5) - CALLOUT TO DWG 9206935 IS NOT APPLICABLE

DWG_9207991 (NOTE 2) - SPEC MIL-S-6660 SHOULD BE SAE-AS8660

DWG 8797960 AND 9207997 - ASTM-D-2475, CLASS 26R3 IS TO BE USED IN LIEU OF
C-F-206

MIL-P-48420 - DWG 13007972 IS TO BE USED IN LIEU OF.

ADD: R3S2067 SHTS 18,19 FOR 13007972.

ADD: "*" IN NOTE COLUMN FOR ALL NASM

DWG 9243896 ADD "DX" IN NOTE COLUMN

Spec AMS-T-WW-700/2, Orig 7/1/2001 IS TO BE USED IN LIEU OF WW-T-700/2

DWG 9243886 - ASTM-B211 IS TO BE USED IN LIEU OF QO-A-225/3

DWG 8797958 - GSA A-A-3006 IS TO BE USED IN LIEU OF MM-A-179 A-A-3006 IS ALSO CANCELLED. NEED REPLACEMENT.

DWG 9252207 - SOURCE UPDATED AS FOLLOWS:

ATOCHEM IS NOW:         ATOFINA CHEMICALS INC.
                        2000 MARKET STREET
                        PHILADELPHIA, PA 19103
                        (215) 419-7000
                        PART  NO: LUPEROX DDM-9

WITCO IS NOW:           CROMPTON CORPORATION
                        199 BENSON ROAD
                        MIDDLEBURY, CT 06749
                        (800) 336-9312
                        PART NO: HI-POINT 90

AKZO CHEMIE IS NOW:     AKZO NOBEL POLYMER CHEMICALS, LLC.
                        525 WEST VAN BUREN STREET
                        CHICAGO, IL 60607-3823
                        (312) 544- 7000
                        PART NO: CADOX M-50A

ADD: "DISTRIBUTION STATEMENT A. APPROVED FOR PUBLIC RELEASE; DISTRIBUTION IS
     UNLIMITED." TO ALL INSPECTION DRAWING(S) / ASSOCIATED DOCUMENT(S) IN THIS
     TDP

ADD: REVISION STATUS BLOCK TO SHEET 1 OF DWG. 8841348

DWG 9252207 - REICHOLD IS NO LONGER AN APPROVED SOURCE

DWG 9243908 - CID A-A-203 IS TO BE USED IS LIEU OF UU-P-268

TDPL:

DOCUMENT:                ADD:
-------------            ---------
1948-4116                XX rev 08
1948-4116/26H            XX rev 03

The following Government Acceptance Inspection Equipment (AIE) design drawings, cited elsewhere in the technical data,

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 10 OF 36
 CONTINUATION SHEET
                        PIIN/SIIN W52P1J-04-C-0103      MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC .

are appropriate for use during the performance of this contract to inspect the applicable characteristics:

                              None

All other Government AIE designs which are cited in the Technical Data Package List or in any other documents in the Technical Data Package are no longer maintained by the Government. These AIE may not reflect the latest component configuration and are, therefore, included for informational purposes only. The contractor is responsible for review of all AIE design documentation, other than those listed above, in accordance with Clause E-12 specified elsewhere in Section E of this contract. The contractor may elect to submit an alternative AIE design to the listed above but must submit an alternate AIE design to the Government for review and approval.

                           (End of statement of work)

(CS6100)

C-2      52.247-4503     STATEMENT OF WORK - TRANSPORTATION SECURITY REQUIREMENTS        MAR/2004
         LOCAL

Supplies procured under this contract are identified as Sensative Category IV, requiring Transportation Protective Service (TPS) in accordance with DoD 5100.76M (Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives) and DoD 4500.9R, Defense Transportation Regulation, parts II and III, as added to or amended by applicable military service policies in accordance with guidance provided by Defense Logistics Agency (DLA)/Defense Contract Management Agency (DCMA) or other components assigned to provide contract administration services (CAS) within designated/delegated geographic areas as specified under DOD 4105. 59H, DOD Directory of Contract Administration Service components, dated January 1985, and subsequent issues thereof for offshore/OCONUS procurements.

                           (End of statement of work)

(CS6101)

C-3      52.246-4506     STATEMENT OF WORK FOR STATISTICAL PROCESS CONTROL               FEB/1999
         LOCAL

      In accordance with DI-MGMT-80004 and contract clause 52.246-4506, the following supplemental information shall be considered and used when designing your general and detailed SPC plans.

1.0 General Management Plan

      This section shall define management's SPC responsibilities and involvement and shall include management's commitment to continuous process improvement. The plan shall embrace a total commitment to quality and shall be capable of standing on its own merit.

1.1 Policy/Scope: Describe the Contractor's policy for applying SPC, including goals and management commitment to SPC.

1.2 Applicable Document: List documents that are the basis for the contractor's SPC program (i.e., ANSI standard, textbooks, Government documents).

1.3 SPC Management Structure: Define the SPC management structure within the organization. Identify and include interrelationships of all departments involved in SPC (i.e., Production, Quality, Engineering, Purchasing, etc.). Identify by job title or position all key personnel within departments involved in the application of SPC. Describe which functions are performed by key personnel and when these functions are performed (i.e., include personnel responsible for performing inspections/audits, charting and interpreting data; personnel responsible for determining, initiating and implementing corrective action upon detecting assignable causes, etc.).

1.4 SPC Training: Identify by job title or position the primary individual responsible for overseeing that SPC training is accomplished. Describe the qualification program required and in use for all personnel utilizing SPC techniques, including the qualification of trainers. Identify who is to be trained and the type, extent and length of such training (i.e., on-the-job, classroom, etc.). Identify when refresher training is required and how personnel using SPC techniques are monitored.

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 11 OF 36
 CONTINUATION SHEET
                        PIIN/SIIN W52P1J-04-C-0103      MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

1.5 Manufacturing Controls: Identify the criteria for performing SPC gage capability studies and describe how and when these studies should be applied. Repeatability and accuracy of gages should be addressed.

1.6 Determination of SPC Use: Describe how the process/operation parameters are determined appropriate for SPC application and explain what actions are taken if SPC is not deemed appropriate for critical, special and major process/operation parameters (i.e., Pareto analysis, analysis of characteristics with tight tolerances, etc.).

1.7 Process Stability and Capability:

      a. Identify the criteria for performing process capability studies and describe how and when these studies are applied. Describe how the process capability index is calculated and include the frequency of these calculations. Describe what actions are taken as methodologies when process capability is for variable and attribute data. To determine a capable process, the process/operation parameters shall meet the following requirements:

            (1) Variable data: Process capability (Cp) shall be determined. Process performance index shall be greater than or equal to 1.33 (Cpk). For critical parameters/characteristics, the process performance index shall be greater than or equal to 2.0 (Cpk).

            (2) Attribute data: Process capability/performance shall be the percent beyond the upper/lower specification limit less than or equal to .003 percent (Cpk = 1.33).

      b. Describe what actions will be taken if process/operation is sub-marginal or marginal (Cpk less than 1.33 or 2.0 for criticals or grand average fraction defective is greater than .003 percent).

      c. Include analysis of statistical distributions and define all formulas and symbology utilized.

1.8 Control Chart Policy:

      a. Type of charts to be used (i.e., x bar/R x bar/S, etc.) and rationale for use; the criteria for selection of sample size, frequency of sampling and rational subgroups.

      b. Procedures for establishing and updating control limits, including frequency of adjustments.

      c. Criteria for determining out-of-control conditions (i.e., trends, points beyond control limits, etc.) and the corrective action taken, to include failure analysis when the process is unstable or when nonconforming product has resulted from unstable processes. Illustrate out-of-control tests.

      d. Describe the method of recording pertinent facts on control charts such as changes in raw material, machines, manufacturing methods and environment, and corrective actions taken and describe how control charts are traceable to the product.

1.9 vendor/Subcontractor Purchase Controls: Identify whether suppliers are required to utilize SPC and describe the extent the vendor's policies and procedures are consistent with in-house procedures of the prime contractor. Describe the following: methods utilized to determine that suppliers have adequate controls to assure defective product is not produced and delivered; the system utilized to audit suppliers, what will be audited and how often, what action will be taken when out-of-control conditions exist at subcontractor/vendor facilities.

1.10 SPC Audit System: At a minimum, the contractor's SPC Audit System shall consist of auditing compliance with the planned arrangements specified in the general and detailed SPC plans followed by a review and analysis of the outcome to include implementation of necessary corrective action.

1.11 SPC Records: Identify various records to be used in support of SPC and describe their use. Identify retention periods.

2.0 Detailed Plan:

      This section shall detail specific manufacturing process/operation parameters under control.

2.1 Control of Process/Operation Parameters or Characteristics:

      a. Identify the following for each process/operation by name or characteristic under control:

            (1) Identify process/operation by name or characteristic and provide rationale for selection; justification for nonselection if the parameter or characteristic is identified as critical, special and/or major.

            (2) Describe how the characteristic is produced; the chain of events, type and number of machines involved, location of manufacturing facility, tolerances maintained, etc.

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 12 OF 36
 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

            (3) Production and inspection machinery used. Include the production rate, number of shifts and length of shifts plus whether inspection is fully or semi-automatic or manual. If manual, identify the type of gages in use.

            (4) Identify the type of charts to be maintained and whether the process/operation is performed in-house or subcontracted out; identify facility/vendor where process/operation parameters are targeted for SPC.

2.2 Reduction or Elimination of Inspection/Test: The Procuring Contracting Officer (PCO) will accept submissions of requests for reduction or elimination of final acceptance inspection/testing when the requirements of the SPC contract clause and this SOW are met. Each request shall contain and/or address the following: control charts documenting twenty (20) consecutive production shifts or more for the same process/operation parameter under control; type of control chart utilized; control chart limits and process average or grand average fraction defective (as applicable); definition of out-of-control condition and corrective actions taken during out-of-control conditions; specification and part number.

                           (End of statement of work)

(CS7100)

C-4          52.246-4535         STATEMENT OF WORK - AMMUNITION DATA CARDS AND REPORT OF CONTRACTOR      AUG/2002
             LOCAL               BALLISTIC  TESTING

Ammunition Data Cards shall be prepared in accordance with MIL-STD-1168 and shall follow the format required by the world wide web application identified as WARP or Worldwide Ammunition-data Repository Program. Additional details on WARP are provided below. Prior to gaining access to WARP contractor/facility personnel involved in the preparation of ammunition data cards shall obtain a user name and password for the Army Electronic Product Support (AEPS) network. Instructions and help for obtaining access to AEPS are provided below:

AEPS Access Procedures

The Army Electronic Product Support (AEPS) is a Department of Defense logistics website. Entering AEPS will allow you access to the SECURED AREA of the Army Electronic Product Support Network. A username and password are required to enter this area. Only authorized DoD personnel and contractors with current active contracts with DoD will receive access into the AEPS website. If you have a requirement for the AEPS website, you must fill out and submit the AEPS Access Request Form found at the following web address:

      http://aeps.ria.army.mil/aepspublic.cfm

You must click on "Access Request Form" and continue through the steps until completion and click on SUBMIT. You are required to provide a supervisor name, email and phone number if you are a DoD civilian or military. Government contractors are required to provide CAGE code, Contract Number and COR/COTR with "Government" email address. All requestors must provide their Information Assurance Security Officer's (IASO, formerly ISSO) name, email, DSN phone and commercial phone.

After submitting the request, your supervisor/COR/COTR will be emailed a copy of your request and will be asked to verify your information before a user ID will be issued. AEPS User ID and AEPS Login Name mean the same. Your supervisor must REPLY back to the email providing the following:

      Approval? (YES/NO)
      Supervisor Name
      Supervisor E-Mail
      Supervisor Phone

The COR/COTR must also provide the same information stated above in his/her REPLY plus provide the Contract Expiration Date (format - MM/DD/YYYY).

Upon notification from your supervisor/COR/COTR, you will be emailed an AEPS User Login Name and instructions for logging into the AEPS website. You will use the AEPS password that you assigned to yourself when you filled out the access request form.

Once you gain access to the AEPS website, you can change your personal information when needed to keep your file current.

AEPS HELP-DESK and Problem Reporting Procedures

Reporting Problems - The AEPS Help Desk has several means of reporting problems:

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 13 OF 36
CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

      Call 1-888-LOG-HELP (1-888-564-4357) to speak to an AEPS representative Contact the AEPS Help-Desk at Comm. (309) 782-0699 or DSN 793-0699 or
                                          (309) 782-1426 or DSN 793-1426
      Contact the AEPS Help-Desk by FAX: (309) 782-1426 or DSN 793-1426 Contact the AEPS Webmaster by Email: Webmaster (martinj2@ria.army.mil)

Each phone call, email or fax is handled in a prompt and courteous manner. Responses to problems are provided by phone and/or email.

Other means to help assist you in identifying your problems can be found on the AEPS Help Section at web link:

      http://aeps/ria.army.mil/help.cfm

Here you will find Questions and Answers by clicking in either of the two FAQ subcategories reflected under the HELP tab:

      FAQs - AEPS Access Request Process or SSL FAQs - Secured Socket Layer

You may also check out our new Frequently Asked Questions
(https://aeps.ria.army.mil/aepsqa.cfm) page to get answers on access problems as another means of assistance.

The AEPS Help Section screen http://aeps.ria.army.mil/help.cfm also reflects two other topics that can be clicked on to provide further assistance:

      "Password Problems or Request Status" at https://aeps.ria.army.mil/request/info/UserScreen.cfm

      "Ask the AEPS Public Help Knowledge Base" at http://aeps.ria.army.mil/help/aepshelpmain.cfm

Worldwide Ammunition-data Repository Program (WARP)

Once you have obtained an AEPS user name and password allowing entry to the secured area of AEPS you can access the WARP application by scrolling to the bottom of the list of AEPS applications. The WARP opening main page and all subsequent pages contain multiple navigational aids to guide you through the process of inputting information necessary for creating a new ammunition data card. An online users manual will provide additional help in the development of an ammunition data card and it is recommended that you download and read the users manual prior to inputting your initial data card. The user's manual also contains screen shots, which depict what the inputter will see during the ADC input process.

Ammunition Data Card Input

ADC input allows current contractors and government facilities the capability to create, and submit for approval, ADCs which meet the format requirement of MIL-STD-1168B. ADCs are automatically forwarded to the respective Governmental Agency Responsible for Acceptance (GARA). The GARA, in most cases the Defense Contract Management Agency (DCMA) Quality Assurance Representative (QAR), reviews contractor input for accuracy and completeness, and after updating the disposition code for the specific lot, submits the ADC to the database. The inputter is granted access only to ADCs identified with its specific manufacturing code, as identified in MIL-HDBK-1461A, Manufacturer's Symbols. The use of previously inputted ADCs through the TEMPLATE option, significantly reduces input effort, while increasing accuracy and consistency of data.

Email Notification

WARP provides immediate, automated notification to process participants when actions are required. When the producer has completed an ADC submission, an email message is routed to the GARA advising that an ADC awaits review and approval. If the GARA approves the ADC as submitted, the ADC is released to the base and an email, with approved data card, is routed back to the originator. If the ADC requires modification or correction to be in accordance with MIL-STD-1168B requirements, an email is provided to the ADC originator advising that corrective action is required prior to approval.

Information Updates

It is important that the System Administrators are apprised when a producer receives a new contract. The producer shall notify OSC-WARP@osc.army.mil within 30 days after receipt of a new contract. Information to be included shall be the contract number, item, GARA, Manufacturer's identification symbol and the names of the individuals who will be inputting ADCs into the system. If you are a new producer and do not have a Manufacturer's identification symbol, you can obtain one by sending an email to OSC-WARP@osc.army.mil. The email must contain manufacturer's name, address where performance of the contract will take place, and a point of contact.

                           (End of statement of work)

(CS7200)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 14 OF 36
 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

C-5           52-248-4502        CONFIGURATION MANAGEMENT DOCUMENTATION            MAY/2001
              LOCAL

The contractor may submit Engineering Change Proposals (ECPs), Value Engineering Change Proposals (VECPs) (Code V shall be assigned to an engineering change that will effect a net life cycle cost), including Notices of Revision (NORs), and Requests for Deviation (RFDs) for the documents in the Technical Data Package
(TDP). The contractor shall prepare these documents in accordance with the Data Item Descriptions cited in block 04 on the enclosed DD Form 1423, Contract Data Requirements List.

Contractor ECPs/VECPs shall describe and justify all proposed changes and shall include NORs completely defining the changes to be made. Contractors may also submit RFDs, which define a temporary departure from the TDP or other baseline documentation under Government control. The contractor shall not deliver any units incorporating any change/deviation to Government documentation until notified by the Government that the change/deviation has been approved and the change/deviation has been incorporated in the contract.

If the Government receives the same or substantially the same VECPs from two or more contractors, the contractor whose VECP is received first will be entitled to share with the Government in all instant, concurrent, future, and collateral savings.

Duplicate VECPs, which are received subsequently, will be returned to the contractor(s) without formal evaluation, regardless of whether or not the first VECP has been approved and accepted by the Government.

                                 (End of clause)

(CS7600)

On page 6 of the solicitation, under section titled "Engineering Exceptions", under #2: replace "ASTM 5153" with "ASTM G153"

On page 7 of the solicitation, in the line "MIL-P-48420 - DWG 13007972 is to be used in lieu of", change "MIL-P-48420" to "MIL-P-48240"

                         *** END OF NARRATIVE C 001 ***

1. The CD ROM does not include drawing 8797959 for the Lower Disc. Drawing 8797959, attached, is a component of the washer, Disc Assembly, 8797958. it is a disc of onionskin paper that separates the expelling charge from the illuminant assembly. See attachment # 014 for drawing.

2. Regarding R3S2067 w/ drawing 13007972 for the Igniter Composition, please reference amendment #2 for the following: change "MIL-P-48420" to "MIL-P-48240". This specification was cancelled and drawing 13007972 replaces this specification.

3. in Section C, page 6 of the solicitation, there are instructions to deleting Rev. M of document 9211789, but blank under the column of what would be added. This drawing is an alternate ink for marking the pallets of 105mm artillery projectiles, 8837839. This is an erroneous entry and not relevant to this solicitation.

4. In Section C, page 6 of the solicitation, there are instructions to add sheets 3 and 19 of document R3J2059. This ECP applies to the 81mm Mortar illumination Projectile. This is an erroneous entry and not relevant to this solicitation.

5. In Section C, page 7 of the solicitation, instructions are provided to add "DX" in the note column of drawing 9243896. "DX" refers to 'Source Controlled Drawing', which drawing 9243896 is a source controlled drawing.

                         *** END OF NARRATIVE C 002 ***

1. Refer to page 7 of the solicitation identifying where spec GSA-A-A-3006 is to be used. In reference to drawing 8797958, Washer and Disc Assembly, it specifies use of adhesive MMM-A-179. Section C replaced this adhesive with CID A-A-3006
(GSA) which is also obsolete without replacement. The following adhesive is suitable for replacement. Drawing 9332550 (see attachment) is a source control drawing (TYCO) and the part no. to be used is 40T8N. If an offeror has material that will conform to the cancelled spec (A-A-3006 (GSA)), that is acceptable also.

                         *** END OF NARRATIVE C 003 ***

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 15 OF 36
 CONTINUATION SHEET

                       PIIN/SIIN W52P1J-04-C-0103        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION D - PACKAGING AND MARKING

For Local Clauses See: http: //www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

                 Regulatory Cite                         Title                          Date
                 ---------------       -----------------------------------------      --------
D-1              52.211-4508           PACKAGING  REQUIREMENTS                        JUL/1997
                 LOCAL

Packaging shall be in accordance with 9209205 revision AC, dated 2 JULY 2003.

When lot numbering is required, no more than one lot shall be packaged in an outer shipping container.

Marking shall be in accordance with 9209205, REV AC DATED 2 JULY 2003. 2-D bar code marking is required in accordance with 8796522, Rev BL, dated 1 MAY 2003.

EXCEPTION:

PERFORMANCE ORIENTATED PACKAGING (POP) VERIFICATION: In no case shall a container be shipped if the gross weight marked on the package is greater than the POP certified weight. If the average gross weight of the packed containers (determined by weighing two representative samples and averaging the weight) is greater than the certified weight, container marking operations shall cease and the procuring activity shall be contacted immediately.

EXCEPTION TO PERFORMANCE ORIENTED PACKAGING (POP) MARKINGS: If manufactured outside the USA, contractor shall not apply the UN POP certification marking provided on drawing 9209205, Contractors (outside the USA) are responsible to perform UN POP tests on packaging requirements provided in this contract and apply UN POP certification marking authorized by the Competent Authority of the State (country) of manufacture.

Heat treat requirements for all non-manufactured wood used in packaging applies to this contract. See 7553347, Note L. ECP R3K3015 applies to MIL.B.46506. In addition, foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization's compliance program.

METALLIC SEAL:                   Use 8794342 REV "AB" in lieu of Rev "AC".

                                 (End of clause)

(DS6303)

D-2           52.247-4517       PALLETIZATION INSTRUCTION           MAR/1992
              LOCAL

Palletization shall be in accordance with 19-48-4116/26H, revision 3, dated NOV 2002 and 19-48-4116, Rev 8, dated June 2003. Marking shall be in accordance with ACV00561, Rev B, dated 1 April 2002. ECP R3K3017 and ECP R3K3024 apply to ACV00561.

19-48-4116/18 does not apply to this procurement.

                                 (End of clause)

(DS6204)

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 16 OF 36
 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION E - INSPECTION AND ACCEPTANCE

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402

(EA7001)

           Regulatory Cite                           Title                                 Date
           ---------------    ---------------------------------------------------         --------
E-l        52.246-2           INSPECTION  OF  SUPPLIES-FIXED-PRICE                        AUG/1996
E-2        52.246-16          RESPONSIBILITY   FOR   SUPPLIES                             APR/1984
E-3        52.209-4512        FIRST  ARTICLE  TEST   (CONTRACTOR   TESTING)               MAY/1994
           LOCAL

a . The first article shall consist of:

      FAT shall consist of those items and quantities as cited in current Item SPEC MIL-C-5059A with amendment 1. Also, all samples of each component, subassembly and assembly are to be 100% inspected for unlisted characteristics.

which shall be examined and tested in accordance with contract requirements, the item specifications), Quality Assurance Provisions (QAPS) and all drawings listed in the Technical Data Package.

   b. The first article shall be representative of items to be manufactured using the same processes and procedures and at the same facility as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package provided by the Government.

   c. The first article shall be inspected and tested by the contractor for all requirements of the drawing(s), the QAPs, and specifications) referenced thereon, except for:

      (1) Inspections and tests contained in material specifications provided that the required inspection and tests have been performed previously and certificates of conformance are submitted with the First Article Test Report.

      (2) Inspections and tests for Military Standard (MS) components and parts provided that inspection and tests have been performed previously and certifications for the components and parts are submitted with the First Article Test Report.

      (3) Corrosion resistance tests over 10 days in length provided that a test specimen or sample representing the same process has successfully passed the same test within 30 days prior to processing the first article, and results of the tests are submitted with the First Article Test Report.

      (4) Life cycle tests over 10 days in length provided that the same or similar items manufactured using the same processes have successfully passed the same test within 1 year prior to processing the first article and results of the tests are submitted with the First Article Test Report.

      (5) Onetime qualification tests, which are defined as a onetime on the drawing(s), provided that the same or similar item manufactured using the same processes has successfully passed the tests, and results of the test are on file at the contractor's facility and certifications are submitted with the First Article Test Report.

   d. The Contractor shall provide to the Contracting Officer at least 15 calendar days advance notice of the scheduled date for final inspection and test of the first article. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected.

   e. A First Article Test Report shall be compiled by the contractor documenting the results of all inspections and tests (including

                       REFERENCE NO. OF DOCUMENT BEING CONTINUED   PAGE 17 OF 36
 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

supplier's and Vendor's inspection records and certifications, when applicable). The First Article Test Report shall include actual inspection and test results to include all measurements, recorded test data, and certifications (if applicable) keyed to each drawing, specification and QAP requirement and identified by each individual QAP characteristic, drawing/specification characteristic and unlisted characteristic. The Government Quality Assurance Representative's (QAR) findings shall be documented on DD Form 1222, Request for and Results of Tests, and attached to the contractor's test report. Two copies of the First Article Test Report and the DD Form 1222 will be submitted through the Administrative Contracting Officer to the Contracting Officer with an additional information copy furnished to OAR to SFSJM-CDM, PQM to PCO.

   f. Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or
(iii) Whenever a change occurs in place of performance, manufacturing process, material used, drawing, specification or source of supply. When conditions (i),
(ii) , or (iii) above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample or portion thereof, and instructions provided concerning the submission, inspection, and notification of results. Costs of the first article testing resulting from production process change, change in the place of performance, or material substitution shall be borne by the Contractor.

                                 (End of clause)

(ES6031)

E-4       52.245-4540     GOVERNMENT FURNISHED TEST SUPPORT EQUIPMENT          JAN/1995
          LOCAL

The Government will furnish the following test equipment to support First Article, Reliability, and/or Acceptance Tests. The Contractor will submit a written request for this property to the Contracting Officer no later than thirty (30) days prior to the desired delivery date.

(a)       Item                 National                                Cost      Unit of
       Nomenclature         Stock Number               Quantity        Each       Issue
       -------------        ----------------------     --------        ----      -------

       M16 Rifle            NSN: 1005-01-128-9936        1             N/A        EACH
       M203 Launcher        NSN: 1010-00-179-6447        2
       M203 Barrel          NSN: 1010 01-376-3342        6

(b)    Estimated  Weight:      N/A        pounds.

(c)    Cube:        N/A      cu. ft.

                                 (End of clause)

(ES6115)

E-5       52.246-11     HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT        FEB/2004
          LOCAL

      (a) Definition. "Contract date", as used in this clause, means the date set for bid opening; or it this is a negotiated contract or a modification, the effective date of this contract or modification.

      (b) The Contractor shall comply with:

            ( )   ISO 9002

            (X)   ISO 9001-2000; only design/development exclusions permitted

            ( )   ISO 9001-2000; no exclusions permitted

or an alterate program/system approved by the activity listed in block 7 of the Standard Form 33, in effect on the contract date and which is hereby incorporated into this contract.

                                 (End of clause)

(ES6001)

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 18 OF 36

 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103       MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

E-6      52.246-4506    STATISTICAL PROCESS CONTROL (SPC)             FEB/2004
         LOCAL

   a. In addition to the quality requirements of the technical data package, the Contractor shall implement Statistical Process Control (SPC) in accordance with a government accepted SPC Program Plan. Control chart techniques shall be in accordance with the American National Standards Institute (ANSI) Bl, B2 and B3. Alternate SPC charting methods may be proposed and submitted to the Government for review.

   b. The SPC Program Plan developed by the contractor shall consist of a general plan and a detailed plan. The plans shall be structured as delineated on the Data Item Description referenced in the DD Form 1423. The general and the detailed plans shall be submitted to the government for review per DD Form 1423 requirements. Notification by the Government of acceptance or nonacceptance of the plans shall be provided in accordance with the timeframes specified on the DD Form 1423. Once a general plan for a facility has been approved by this Command, the approval remains in effect for subsequent contracts as long as the contractual requirements remain substantially unchanged from contract to contract. Therefore, resubmission of a previously accepted general SEC plan is not required if current SPC contract clause and Data Item Description (DID) requirements are fulfilled. If this Command has previously accepted the general SPC plan under essentially the same SPC contractual requirements, so indicate by providing the Contracting Officer with the following information:

      Date of Acceptance _____________

      Contract Number(s) _____________

   c. The contractor is responsible for updating the general plan to current SPC contractual requirements. If errors or omissions are encountered in a previously accepted SPC general plan, opportunities for improvement will be identified by the Government, and corrective action shall be accomplished by the contractor.

   d. A milestone schedule will be submitted for those facilities who do not have, or have never had, a fully implemented SPC program and will not have a fully operational SPC program once production is initiated. The milestones shall provide a time phased schedule of all efforts planned relative to implementation of an SPC program acceptable to the Government. A milestone schedule shall include implementation start and complete dates for those SPC subjects addressed in the Statistical Process Control Statement of work located in Section C. The milestone schedule shall only include those actions that can not be accomplished prior to first article or the initiation of production, if a first article is not required. Milestones shall be developed for each commodity identified for SPC application. Milestones shall be submitted through the Government Quality Assurance Representative to the Contracting Officer for review and acceptance. Any deviations from the accepted milestones, to include justification for such deviations, shall be resubmitted through the same channels for review. The Government reserves the right to disapprove any changes to the previously accepted milestones. Notification by the Government of the acceptance or nonacceptance of the milestones shall be furnished to the Contractor by the Contracting Officer.

   e. The Contractor shall review all process and operation parameters for possible application of SPC techniques. This review shall include processes and operations under the control of the prime contractor and those under the control of subcontractor or vendor facilities. A written justification shall be included in the detailed plan for each process and operation parameter that controls or influences characteristics identified as critical, special, or major which have been deemed impractical for the application of SPC techniques. A pamphlet on application of SPC for short production runs is available through the Contracting Officer.

   f. Statistical evidence in the form of control charts shall be prepared and maintained for each process or operation parameter identified in the detailed plan. These charts shall identify all corrective actions taken on statistical signal. During production runs, control charts shall be maintained in such a manner to assure product is traceable to the control charts. At the conclusion of the production run, a collection of charts traceable to the product, shall be maintained for a minimum of 3 years. The control charts shall be provided to the Government for review at any time upon request.

   g. when the process or operation parameter under control has demonstrated both stability and capability, the Contractor shall request, in writing, through Administrative Contracting Officer (ACO) and Contracting Officer (CO) channels to the Product Assurance and Test Directorate, that acceptance inspection or testing performed in accordance with contract requirements be reduced or eliminated. Upon approval by the CO, acceptance shall then be based upon the accepted SPC plan, procedures, practices and the control charts.

   h. The Government will not consider requests for reduction or elimination of 100% acceptance inspection and testing of parameters or characteristics identified as critical in the technical data package, specifications or drawings of this contract if any one of the following conditions exist:

      (l) The existing process currently utilizes a fully automated, cost effective, and sufficiently reliable method of 100% acceptance inspection or testing for an attribute-type critical parameter or characteristic.

      (2) The Contractor utilizes attribute SPC control chart methods for the critical parameter or characteristic.

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 19 OF 36
 CONTINUATION SHEET
                        PIIN/SIIN W52P1J-04-C-0103        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

      (3) The critical parameter or characteristic is a first order, single point safety failure mode (nonconformance of the critical parameter or characteristic in and of itself would cause a catastrophic failure).

   i. The Government will only consider reduction or elimination of the 100% acceptance inspection or test requirement for other critical parameters or characteristics if either of the following conditions are met:

      (1) The process is in a state of statistical control utilizing variable control chart methods for the critical parameter or characteristic under control and the process performance index (Cpk) is at least 2.0. The Contractor shall maintain objective quality evidence through periodic audits that the process performance index is being maintained for each production delivery.

      (2) The critical parameter or characteristic is conclusively shown to be completely controlled by one or more process or operation parameters earlier in the process, and those parameters are in a state of statistical control utilizing variable data, and the product of the probability of the conformance for each earlier parameter associated to the critical characteristic is better than or equal to a value equivalent to that provided by a Cpk of at least 2.0. The Contractor shall maintain objective quality evidence through periodic audits that the process performance indexes are being maintained for each production delivery.

   j. For characteristics other than critical, requests for reduction or elimination of acceptance inspection and testing shall be considered when the process performance index is greater than or equal to a Cpk of 1.33 for variables data. Requests shall be considered for attributes data when the percent beyond the specification limits is less than or equal to .003 (Cpk=1.33).

   k. Process or operation parameters under reduced or eliminated inspection or testing that undergo a break in production less than 6 months in length, may continue to operate under reduced or eliminated inspection or testing provided there has been no degradation below a Cpk of 1.33 (2.0 for criticals). Any break in production greater than 6 months shall require resubmission of the request for reduction or elimination of inspection or testing through the same channels cited in paragraph g above.

   l. Not used.

   m. Immediately following a change to a process or operation parameter under reduced or eliminated inspection, the process capability (Cp) or process performance indexes (Cpk) shall be recalculated and documented for variable data; the grand average fraction defective shall be recalculated for attribute data. If any of these values have deteriorated, immediate notification shall be made to the Government along with the associated documentation. Return to original inspection and test requirements may be imposed as stipulated in paragraph n below.

   n. The Government reserves the right to withdraw authorization to reduce or eliminate final acceptance inspection or testing and direct the Contractor to return to original contract inspection or test procedures at any indication of loss of process control or deterioration of quality.

                                (End of clause)

(ES6034)

E-7         52.245-4545        MIL-STD-1916                         OCT/2000
            LOCAL

The Department of Defense (DoD) Preferred Methods for this Acceptance of Product, MIL-STD-1916, shall be used for this procurement action. All references to MIL-STD-105, MIL-STD-414; MIL-STD-1235, and ANSI Z1.4 appearing in the Technical Data Package (TDP) are replaced by MIL-STD-1916. verification Levels
(VL) shall replace AQLs and shall be VL IV for major characteristics and VL II for minor characteristics

                                 (End of clause)

(ES7650)

E-8        52.246-4528          REWORK AND REPAIR OF NONCOMFORMING MATERIAL         MAY/1994
           LOCAL

   a. Rework and Repair are defined as follows:

      (1) Rework - The reprocessing of nonconforming material to make it conform completely to the drawings, specifications or contract requirements.

      (2) Repair - The reprocessing of nonconforming material in accordance with approved written procedures and operations to reduce, but not completely eliminate, the nonconformance. The purpose of repair is to bring nonconforming material into a usable condition.

                      REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE 20 OF 36
 CONTINUATION SHEET
                       PIIN/SIIN W52P1J-04-C-0103        MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

Repair is distinguished from rework in that the item after repair still does not completely conform to all of the applicable drawings, specifications or contract requirements.

   b. Rework procedures along with the associated inspection procedures shall be documented by the Contractor and submitted to the Government Quality Assurance Representative (QAR) for review prior to implementation. Rework procedures are subject to the QAR's disapproval.

   c. Repair procedures shall be documented by the Contractor and submitted on a Request for Deviation/Waiver, DD Form 1694, to the Contracting Officer for review and written approval prior to implementation.

   d. Whenever the Contractor submits a repair or rework procedure for Government review, the submission shall also include a description of the cause for the nonconformances and a description of the action taken or to be taken to prevent recurrence.

   e. The rework or repair procedure shall also contain a provision for reinspection which will take precedence over the Technical Data Package requirements and shall, in addition, provide the Government assurance that the reworked or repaired items have met reprocessing requirements.

                                 (End of clause)

(ES7012)

E-9        52.246.4531       ACCEPTANCE INSPECTION EQUIPMENT          MAY/1994
           LOCAL

   a. Acquisition, maintenance, and disposition of inspection equipment shall be in accordance with ANSI/NCSL Z540-1 or ISO 10012-1.

   b. The Contractor shall provide all Acceptance Inspection Equipment (AIE) (except for any equipment listed as available in Section H and/or in Appendix I of this contract) necessary to assure conformance of components and end items to contract requirements. Equipment listed as available shall be furnished by the Government in accordance with the Government Property clause of this contract. Government furnished Acceptance Inspection Equipment shall not be used by the contractor or his subcontractors in lieu of work gages.

   c. All AIE shall be available for use prior to First Article submission, if First Article is required, or prior to initiation of production under this contract.

   d. Contractor furnished AIE shall be made (i) in accordance with the equipment drawings specified in Section C description/specifications section), or (ii) in accordance with any other design, provided that the design documentation is approved by the Government. AIE designs utilized for inspection of characteristics that are classified as Minor require approval by the Government Quality Assurance Representative (QAR). AIE design documentation for inspection of characteristics listed as Critical, Special, or Major shall be submitted to the Government for review and approval in accordance with the Contract Data Requirements List, DD Form 1423.

   e. Resubmission of AIE design documentation for approval on a follow on contract is not required provided inspection characteristic parameters) specified in the current technical data package and the previously approved AIE design documentation remain unchanged. The contractor shall provide the contract number and identify previously approved AIE documentation that meets the above prerequisites.

   f. The Government reserves the right to disapprove at any time during performance of this contract, use of any AIE not meeting the requirements of the approved design documentation.

                                 (End of clause)

(ES7010)

E-10         52.246-4532          DESTRUCTIVE TESTING                MAY/1994
             LOCAL

   a. All costs for destructive testing by the Contractor and items destroyed by the Government are considered as being included in the contract unit price.

   b. Where destructive testing of items or components thereof is required by contract or specification, the number of items or components required to be destructively tested, whether destructively tested or not, shall be in addition to the quantity

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 21 OF 36

                    PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

to the delivered to the Government as set forth in the Contract Schedule.

      c. All pieces of the complete First Article shall be considered as destructively tested items unless specifically exempted by other provisions of this contract.

      d. The Contractor shall not reuse any components from items used in a destructive test during First Article, lot acceptance r inprocess testing, unless specifically authorized by the Contracting Officer.

      e. The Government reserves the right to take title to all or any items or components described above. The Government may take title to all or any items or components upon notice to the Contractor. The items or components of items to which the Government takes title shall be shipped in accordance with the Contracting Officer's instructions. Those items and components to which the Government does not obtain title shall be rendered inoperable and disposed of as scrap by the Contractor.

                                 (End of clause)

(ES7011)

E-11       52.246-4550          CRITICAL CHARACTERISTICS                FEB/2004
           LOCAL

a. The contractors processes shall be designed to prevent the creation or occurrence of critical nonconformances 3. The contractor shall establish, document and maintain specific procedures, work and handling instructions and process controls relating to any critical characteristics.

b. The contractor shall assure his critical processes are robust in design such that product and performance are relatively insensitive to design and manufacturing parameters. A robust design anticipates changes and problems. Robust processes shall be designed to yield less than one nonconformance in one million.

c.An inspection/verification system shall be employed that will verify the robustness of your critical processes. Maximum use should be made of automated inspection equipment to accomplish verification of product quality. Mistake proofing techniques of your material handling and inspection systems are encouraged.

d.Previous Practices/Special Characteristics. As a result of previous practices, the governments technical data may refer to Critical (not annotated with I or II) and Special characteristics. Characteristics classified as Critical (not annotated with a I or II) shall be subject to all requirements herein associated with Critical (I) characteristics and level I Critical nonconformances. Unless otherwise stated in Section C, characteristics classified as Special shall be subject to all requirements herein associated with Critical (II) and Level (II) Critical nonconformances.

e.Contractor Identified Critical Characteristics List (CICCL). Not including critical characteristics defined in the governments technical data (drawings, specifications, etc.), the contractor shall identify and document all material, component, subassembly and assembly characteristics whose nonconformances may result in hazardous or unsafe conditions for individuals using, maintaining or depending upon the product. All additional critical characteristics identified by the contractor shall comply with the critical characteristic requirements of the technical data package, supplemented herein. The contractors additional critical characteristics shall be classified as Critical (I) or Critical (II), and shall be reviewed and approved by the procuring activity prior to manufacturing (DI-SAFT-80970A). The following definitions are provided.

Level I critical nonconformance. A nonconformance of a critical characteristic that judgment and experience indicate would result in hazardous or unsafe conditions for individuals using, maintaining or depending upon the product; or a nonconformance that judgment and experience indicate would prevent performance of the tactical function of a weapon system or major end item. The following (as a minimum) are classified as Level I critical nonconformances:

            (1) A nonconformance that will result in a hazardous or unsafe condition (often referred to as a single point failure).

            (2) A nonconformance that will remove or degrade a safety feature (such as those in a safe and arm device or fuzing system).

            (3) A nonconformance that will result in violation of mandatory safety policies or standards.

Level II critical nonconformance: A nonconformance of a critical characteristic, other than Level I. This includes the nonconformance of a characteristic that judgment and experience indicate may, depending upon the degree of variance from the design requirement, the presence of other nonconformances or procedural errors,:

            (1) result in a hazardous or unsafe conditions for individuals using, maintaining or depending upon the product, or

            (2) prevent performance of the tactical function of a major end item.

f.In the event that a Critical nonconformance is found anywhere in the production process, the contractor, as part of his quality system, shall have procedures in place to ensure:

            (1) The nonconformance is positively identified and segregated so that there is no possibility of the item inadvertently re-entering the production process. This control shall be accomplished without affecting or impairing subsequent defect analysis.

            (2) The operation that produced the defective component or assembly and any other operations incorporating that component or assembly is immediately stopped.

            (3) The government is immediately notified of the critical nonconformance (telephonically and electronic mail.)(DI-SAFT-80970A).

            (4) Any suspect material (material in process that may contain the same defect) is identified, segregated and suspended from any further processing.

            (5) An investigation is conducted to determine the cause of the deficiency and required corrective actions. A report of this

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 22 OF 36

                   PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

investigation shall be submitted to the government (DI-SAFT-80970A). The use of the DID report shall not delay notification to the government.

            (6) A request to restart manufacturing or to use any suspect material associated with the critical nonconformance is submitted to the government (DI-SAFT-80970A). Restart of production shall not occur until the investigations are complete or upon authorization from the procuring contracting officer. All objective evidence of the investigations to date shall be available for review at the time of restart. Suspect materiel found to be nonconforming shall not be used without Government approval.

g. The contractor may develop alternative plans and provisions relative to government or contractor identified Critical level (I) and Critical Level (II) characteristics. The provisions shall be submitted to the government for advanced approval and shall address the following:

            (1) Complete explanation of potential failure mode(s) together with supporting historical and statistical data.

            (2) Pre-established plan of action (POA) to be taken when a critical nonconformance occurs and a description of controls to ensure there is no possibility of the nonconforming item inadvertently entering the production process.

            (3) Means of tracking nonconformance rate, investigative results and corrective actions taken.

            (4) Method to immediately verify that a produced critical nonconformance is consistent with the identified failure mode(s) and does not exceed the historical nonconformance rate.

The contractor can resume production without specific government approval based upon the pre-approved alternate plans and provisions for Critical (I) characteristics and level (I) Critical nonconformances and Critical (II) characteristics and level (II) Critical nonconformances.

h. If a critical nonconformance is discovered during further processing or loading, the original manufacturer who introduced the critical nonconformance shall bear responsibility for the nonconformance.

i. The Government Quality Assurance Representative will perform the surveillance actions necessary to ensure compliance with this clause.

                                 (End of clause)

(ES7500)

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 23 OF 36

                  PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION F - DELIVERIES OR PERFORMANCE

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated ir. block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402.

(FA7001)

       Regulatory Cite                              Title                                         Date
       ---------------  -----------------------------------------------------------------       --------
F-l    52.242-17        GOVERNMENT DELAY OF WORK
                                                                                                APR/1984

F-2    52.247-29        F.O.B. ORIGIN
                                                                                                JUN/1988

F-3    52 .247-58       LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS
                                                                                                 APR/1984

F-4    52 .247-59       F.O.B. ORIGIN - CARLOAD AND TRUCKLOAD SHIPMENTS
                                                                                                APR/1984

F-5    52.247-61        F.O.B. ORIGIN-MINIMUM SIZE OF SHIPMENTS
                                                                                                APR/1984

F-6    252.247-7023     TRANSPORTATION OF SUPPLIES BY SEA                                       MAY/2002
       DFARS

F-7    52.247-4504      TRANSPORTATION SECURITY REQUIREMENTS FOR CONTRACTOR-TO-CONTRACTOR       MAR/2004
       LOCAL            SHIPMENTS

      (a) Supplies procured or furnished under this contract/subcontract, which are shipped between two or more contractors, and which are qualified as sensitive in accordance with DoD 5100.76-M (Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives), or are shipped as DOT Class A or B Explosives, require special Transportation Protective Service (TPS) during shipment from all points of origin to all destinations. TPS will be equivalent to the DoD security standard for the applicable sensitive category or explosive class identified under DoD 4500.9R, Defense Transportation Regulation, parts II and III, as added to or amended by applicable military service policies in accordance with guidance provided by Defense Logistics Agency (DLA)/Defense Contract Management Agency (DCMA)

      (b) Shipper's Defense Contract Management Agency (DCMA) transportation offices will furnish assistance in providing the sensitive category of items to be shipped, determining the TPS required, and obtaining the TPS from commercial carriers as necessary.

      (c) This clause must be entered in all contracts/subcontracts at any tier.

                                 (End of clause)
(FS OF 115)

F-8         52.247-4531      COGNIZANT TRANSPORTATION OFFICER                    MAY/1993
            LOCAL

      (a) The contract administration office designated at the time of contract award, or the office servicing the point of shipment if subsequently designated by the original office, will be the contact point to which the contractor will:

            (1) Submit, as necessary, DD Form 1659, Application for U.S. Government Bill(s) of Lading/Export Traffic Release, in triplicate at least ten days prior to date supplies will be available for shipment;

            (2) Obtain shipping instructions as necessary for F.O.B. Origin delivery, and

            (3) Furnish necessary information for MILSTRIP/MILSTAMP or other shipment documentation and movement control, including air and water terminal clearances.

            (4) For FMS, at least ten days in advance of actual shipping date the contractor should request verification of "Ship to" and "Notification" address from the appropriate DCMAO.

      (b) The contract administration office will provide to the contractor data necessary for shipment marking and freight routing.

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 24 OF 36

                  PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

      (c) The contractor shall not ship directly to a military air or water port terminal without authorization by the designated point of contact.

                                 (End of clause)

(FS7240)

F-9      47.305-15(B)   SPECIAL TRANSPORT/LOADING REQUIREMENTS (HAZARDOUS)    FEB/1996
         LOCAL

      (a) In addition to requirements set forth under General Provision, "Loading, Bracing, and Blocking of Freight Car Shipments," rail shipments will be loaded, blocked and braced in accordance with rules and methods contained in the current editions of Uniform Freight Classification, Association of American Railroads Pamphlet No. 14, Circular 42G and Rules Governing Loading of Commodities on Open Top Cars, Bureau of Explosives Tariff No. BOE 6000 publishing Hazardous Materials Regulations of the Department of Transportation, and Bureau of Explosives Pamphlets No. 6, 6A as applicable. Uniform Freight Classification may be procured from the regulatory classification agent covering territory from which shipment will be made. AAR Pamphlets, Circular and Rules may be procured from the Bureau of Explosives, 59 E. Van Buren St., Chicago, IL 60605. Bureau of Explosives Tariff No. BOE 6000 and Burea of Explosives pamphlets may be procured from the Burea of Explosives, Association of American Railroads, 1920 L Street, Washington,D.C. 20036. U.S. Army Defense Ammunition Center (USADAC) approved drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components is specifically applicable to rail loading, blocking and bracing of this item and may be secured by the Contracting Officer or the Defense Contract Management Agency (DCMA) .

      (b) Truck shipments will be loaded, blocked and braced in accordance with rules and methods contained in the current editions of National Motor Freight Classification and American Trucking Association, Inc., Motor Carrier's Explosives and Dangerous Articles Tariff, as applicable and effective at the time of shipment. These publications may be procured from the American Trucking Association, Inc., Tariff Order Section, 1616 2 St., N.W., Washington, D.C. 20036. USADACS approved drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components is specifically applicable to motor, loading, blocking and bracing of this item and can be secured from the Contracting Officer or DCMA.

      (c) TOFC "Piggyback" shipments will be loaded, blocked and braced in accordance with Bureau of Explosives Pamphlet No. 6C or AAR Circular NO. 43, copies may be obtained from addresses given in para (a) above. USADAC approved drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components is specifically applicable to loading, blocking and bracing for TOFC shipments and may be obtained from the Contracting Officer or DCMA.

      (d) Container shipments will be loaded, blocked and braced in accordance with USADAC drawings contained within Index of U.S. Army Unitization, Storage and Outloading Drawings for Ammunition and Components which is specifically applicable to loading, blocking and bracing of container shipments and may be secured from the Contracting Officer or the DCMA.

Except as the carrier (s) may be liable, the contractor shall be liable to the Government for any loss or damage resulting from improper loading and/or furnishing and installing dunnage material by the contractor for shipments to be made under this contract.

                                 (End of clause)

(FS7007)

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 25 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION G CONTRACT ADMINISTRATION DATA

            PRON/                                                                            JOB
LINE        AMS CD/         OBLG                                                            ORDER     ACCOUNTING    OBLIGATED
ITEM        MIPR      ACRN  STAT               ACCOUNTING CLASSIFICATION                   NUMBER     STATION       AMOUNT
------- ------------  ----  ----  ------------------------------------------------------  ----------  ----------   ------------
0001AB  4A3A0139M2     AA     2   21                  32034000031B1B04P41303226EB S28017  3RMO98      W52P1J       $ 701,533.36
        41303222008
        A13N4008HG4A
                                                                                                                   ------------
                                                                                                        TOTAL      $ 701,533.36

SERVICE                                                                         ACCOUNTING   OBLIGATED
 NAME        TOTAL BY ACRN               ACCOUNTING CLASSIFICATION               STATION      AMOUNT
--------     -------------        --------------------------------------        ----------  ------------
  Army             AA             21  32034000031B1B04P41303226EB S2B017           W52P1J    $ 701,533.36
                                                                                             ------------
                                                                                     TOTAL   $ 701,533.36

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 26 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

The following Federal Acquisition Regulation (FAR), DoD FAR Supplement clauses and provisions, the full text of which will be made available upon request, are incorporated herein by reference with the same force and effect as if set forth in full text.

The text of the clauses incorporated by reference herein are available from the contract specialist indicated in block 7 of the Standard Form 33 or (as applicable) the contracting officer and will be furnished upon request. Other documents are available as indicated in the schedule.

Any company/individual wishing to purchase a copy of the Federal Acquisition Regulation (FAR), the Army FAR Supplement or the DOD FAR Supplement, may do so from the Superintendent of Documents, US Government Printing Office, Washington DC 20402.

(HA7001)

           Regulatory Cite                     Title                                  Date
           ---------------  ---------------------------------------------           --------
H-l        252.247-7024     NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA       MAR/2000

           DFARS

H-2        52.245-4506      GOVERNMENT FURNISHED PROPERTY                           OCT/1994
           OSC

      Schedule of Government Furnished Property

      (a) Pursuant to the Government Property clause in Section I of this contract, the Government shall furnish F.O.B. contractor's place of performance, the Government-owned property listed in attachment number 013 of this document for use in the performance of this contract.

      (b) The property shall be delivered in accordance with the schedule set forth in attachment number 013 of this document.

      (c) If the property is not received in accordance with the schedule set forth in attachment number 013 of this document, the Contractor shall immediately notify the Contracting Officer in writing.

      (d) The quantity of Government Furnished Material (GFM) which is offered herein is contingent upon award of the total quantity solicited herein. should the actual quantity awarded be less than the total quantity solicited, the Government retains the right to unilaterally reduce the quantity of GFM which will be provided under any resultant contract. Any said reduction shall be on a pro-rata basis.

                                 (End of Clause)

(HS6075)

H-3    246.671 LOCAL    MATERIAL INSPECTION AND RECEIVING REPORTS (DD FORM 250)           JAN/1995

Material Inspection and Receiving Report (DD Form 250), required to be prepared and furnised to the Government under the clause of this contract entitled 'Material Inspection and Receiving Report', will be distributed by the Contractor in accordance with DOD FAR Supplement Appendix F, Part 4.

Send copies to:

1. Purchasing Office

               Mr. Gene Harrison
               HQ, AFSC, AMSFS-CCA-L
               Rock Island, IL 61299-6000

2. Production Management

               Ms. Jennifer Petersen
               HQ, JMC, SFSJM-CDM
               Rock Island, IL 61299-6000

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 27 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

                                 (End of clause)

(HA6025)

H-4      242-1107(B)   INSTRUCTIONS FOR PREPARATION AND SUBMISSION OF PRODUCTION PROGRESS     JUN/1996
         LOCAL         REPORTS OF DELAYS IN DELIVERY

      a. Production Progress Report (DD Form 375) and Production Progress Report Continuation (DD Form 375c) shall be prepared in accordance with instructions thereon. These forms shall be submitted as required for each separate contract item (identified by noun description not by line item number). The remarks section will provide process-oriented information where relevant to the delay.

      b. The contractor shall promptly submit a DD Form 375 reporting any delay in the scheduled delivery or completion as soon as known or anticipated. In addition, the form(s) shall be submitted on a monthly basis within 2 work days after each reporting period, beginning with the end of the first full month following the initial report submission and continuing until contract completion/termination. The forms shall be distributed as follows:

         ACTIVITY                      ADDRESS                    NO. OF COPIES
---------------------------   ---------------------------         --------------
Purchasing office (PCO)       See Award document.                       1

Administration Office (ACO)                                             3

Production Manager            MS. Jennifer Petersen                     1
                              HQ, JMC, SFSJM - CDM
                              Rock Island, IL 61299-6000

                                 (End of clause)

(HS6028)

H-5      52.247-4545    PLACE OF CONTRACT SHIPPING POINT, RAIL INFORMATION      MAY/1993
         OSC

The bidder/offeror is to fill in the 'Shipped From' address, if different from 'Place of Performance' indicated elsewhere in this section.

      Shipped From:

__________________________

__________________________

__________________________

For contracts involving F.O.B. Origin shipments furnish the following rail information:

      Does Shipping Point have a private railroad siding//// ______ YES _____ NO

      If YES, give name of rail carrier serving it: ______________________

      If NO, give name and address of nearest rail freight station and carrier serving it:

      Rail Freight Station Name and Address: __________________

      Serving Carrier: ____________________

                                 (End of Clause)

      (HS7600)

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 28 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION I - CONTRACT CLAUSES

For Local Clauses See: http://www.afsc.army.mil/ac/aais/ioc/clauses/index.htm

         Regulatory Cite                                      Title                                             Date
         ---------------  --------------------------------------------------------------------------------    --------
  I-1    52.202-1         DEFINITIONS                                                                         DEC/2001

  I-2    52.203-3         GRATUITIES                                                                          APR/1984

  I-3    52.203.5         COVENANT AGAINST CONTINGENT FEES                                                    APR/1984

  I-4    52 203.6         RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT                               JUL/1995

  I-2    52.203-7         ANTI - KICKBACK PROCEDURES                                                          JUL/1995

  I-6    52.203-8         CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY    JAN/1997

  I-7    52.203-10        PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY                            JAN/1997

  I-8    52.203-12        LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS                    JUN/2003

  I-9    52.204-4         PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER                                    AUG/2000

 I-10    52.204-7         CENTRAL CONTRACTOR REGISTRATION                                                     OCT/2003

 I-11    52.209-6         PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS
                          DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT                                      JUL/1995

 I-12    52.211-5         MATERIAL REQUIREMENTS                                                               AUG/2000

 I-13    52.211-15        DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS                                        SEP/1990

 I-14    52.215-2         AUDIT AND RECORDS - NEGOTIATION                                                     JUN/1999

 I-15    52.215-8         ORDER OF PRECEDENCE-UNIFORM CONTRACT FORMAT                                         OCT/1997

 I-16    52.215-14        INTEGRITY OF UNIT PRICES                                                            OCT/1997

 I-17    52.219-6         NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE                                            JUN/2003

 I-18    52.219-8         UTILIZATION OF SMALL BUSINESS CONCERNS                                              MAY/2004

 I-19    52.219-14        LIMITATIONS ON SUBCONTRACTING                                                       DEC/1996

 I-20    52.222-19        CHILD LABOR-COOPERATION WITH AUTHORITIES AND REMEDIES                               JAN/2004

 I-21    52.222-20        WALSH-HEALEY PUBLIC CONTRACTS ACT                                                   DEC/1996

 I-22    52.222-26        EQUAL OPPORTUNITY
                                                                                                              APR/2002

 I-23    52.222-35        EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA,
                          AND OTHER ELIGIBLE VETERANS                                                         DEC/2001

 I-24    52.222-36        AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES                                    JUN/1998

 I-25    52.222-37        EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA,
                          AND OTHER ELIGIBLE VETERANS                                                         DEC/2001

 I-26    52.223-6         DRUG-FREE WORKPLACE                                                                 MAY/2001

 I-27    52.229-3         FEDERAL, STATE, AND LOCAL TAXES                                                     APR/2003

 I-28    52.232-1         PAYMENTS                                                                            APR/1984

 I-29    52.232-8         DISCOUNTS FOR PROMPT PAYMENT                                                        FEB/2002

 I-30    52.232-11        EXTRAS                                                                              APR/1984

 I-31    52.232-16        PROGRESS PAYMENTS                                                                   APR/2003

 I-32    52.232-16        PROGRESS PAYMENTS (APR 2003) - ALTERNATE I                                          MAR/2000

 I-33    52.232-17        INTEREST                                                                            JUN/1996

 I-34    52.232-23        ASSIGNMENT OF CLAIMS                                                                JAN/1986

 I-35    52.232-25        PROMPT PAYMENT                                                                      OCT/2003

 I-36    52.232-33        PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR REGISTRATION              OCT/2003

 I-37    52.233-1         DISPUTES                                                                            JUL/2002

 I-38    52.233-3         PROTEST AFTER AWARD                                                                 AUG/1996

 I-39    52.242-12        REPORT OF SHIPMENT (REPSHIP)                                                        JUN/2003

 I-40    52.242-13        BANKRUPTCY                                                                          JUL/1995

 1-41    52.243-1         CHANGES - FIXED PRICE                                                               AUG/1987

 I-42    52.243-7         NOTIFICATION OF CHANGES                                                             APR/1984

 I-43    52.246-1         CONTRACTOR INSPECTION REQUIREMENTS                                                  APR/1984

 I-44    52.247-15        CONTRACTOR RESPONSIBILITY FOR LOADING AND UNLOADING                                 APR/1984

 I-45    52.247-63        PREFERENCE FOR U.S. - FLAG AIR CARRIERS                                             JUN/2003

 I-46    52.248-1         VALUE ENGINEERING                                                                   FEB/2000

 I-47    52.249-2         TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)                         MAY/2004

 I-48    52.249-8         DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)                                            APR/1984

 I-49    52.253-1         COMPUTER GENERATED FORMS                                                            JAN/1991

 1-50    252.203-7001     PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE - CONTRACT - RELATED
                          FELONIES                                                                            MAR/1999

 I-51    252.204-7003     CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT                                        APR/1992
         DFARS

 I-52    252.204-7004     REQUIRED CENTRAL CONTRACTOR REGISTRATION                                            NOV/2003

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 29 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

         Requlatory Cite                                        Title                                           Date
         ---------------  --------------------------------------------------------------------------------    --------
         DFARS

I-53     252.205-7000     PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS                           DEC/1991
         DFARS

I-54     252.209-7000     ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER                 NOV/1995
         DFARS            THE INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY

I-55     252.223-7002     SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES                                    MAY/1994
         DFARS

I-56     252.223-7003     CHANGE IN PLACE OF PERFORMANCE-AMMUNITION AND EXPLOSIVES                            DEC/1991
         DFARS

I-57     252.225-7012     PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES                                         MAY/2004
         DFARS

I-58     252.225-7041     CORRESPONDENCE IN ENGLISH                                                           JUN/1997
         DFARS

I-59     252.226-7001     UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND         OCT/2003
                          NATIVE HAWAIIAN SMALL BUSINESS CONCERNS

I-60     252.231-7000     SUPPLEMENTAL COST PRINCIPLES                                                        DEC/1991
         DFARS

I-61     252.232-7004     DOD PROGRESS PAYMENT RATES                                                          OCT/2001
         DFARS

I-62     252.242-7000     POSTAWARD CONFERENCE                                                                DEC/1991
         DFARS

I-63     252.243-7001     PRICING OF CONTRACT MODIFICATIONS                                                   DEC/1991
         DFARS

I-64     252.246-7000     MATERIAL INSPECTION AND RECEIVING REPORT                                            MAR/2003
         DFARS

I-65     204.404-70(C)    ORAL ATTESTATION OF SECURITY RESPONSIBILITIES                                       NOV/2001

I-66     52.217-6         EVALUATED OPTION FOR INCREASED QUANTITY                                             MAR/1989

      a. This solicitation includes an evaluated option (See Section M).

      b. The Government reserves the right to increase the quantity of item(s) CLIN 0001 by a quantity of up to and including but not exceeding 100 percent as an evaluated option at the price(s) quoted below.

      c. If the Contractor does not quote a price hereunder, the lowest price offered/bid in the Schedule for item(s) CLIN 0001 shall be the price used for evaluation/award of any option quantities. All evaluation factors identified in the solicitation, except F.O.B. origin transportation costs, will be applied to the option quantity for evaluation purposes.

      d. The Contracting Officer may exercise the evaluated option at any time preceding shipment of the last delivery by giving written notice to the Contractor.

      e. Delivery of the items added by exercise of this option shall continue immediately after, and at the same rate as delivery of like items called for under the contract, unless the parties agree otherwise.

      f. Subject to the limitations contained in this clause, the Government may exercise this option on one or more occasions.

      g. Offered Unit Prices for the Option Quantities are:

                               Unit Price
                          ---------------------
Evaluated Option
(F.O.B. Origin)           $ CLIN 0001

  Varying prices may be offered for the option quantities actually ordered and the dates when ordered. In as much as the unit price for the basic quantity may contain starting, load, testing, tooling, transportation or other costs not applicable to option quantities, offerors are requested to take these factors into consideration while setting forth the unit price(s) for the option quantities. The option price is expected (but not required) to be lower than the unit price for the initial quantity.

                                 (End of Clause)

(IF6080)

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 30 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

I-67     52.243-7   NOTIFICATION OF CHANGES             APR/1984

      (a) Definitions."Contracting Officer," as used in this clause, does not include any representative of the Contracting Officer. "Specifically Authorized Representative (SAR)," as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this paragraph and shall be issued to the designated representative before the SAR exercises such authority.

      (b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the contractor shall notify the Administrative Contracting Officer in writing promptly, within_______ (to be negotiated) calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state-

            (1) The date, nature, and circumstances of the conduct regarded as a change;

            (2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

            (3) The identification of any documents and the substance of any oral communication involved in such conduct;

            (4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

            (5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including-

                  (i) What contract line items have been or may be affected by the alleged change;

                  (ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

                  (iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

                  (iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

            (6) The Contractor's estimate of the time by which the Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

      (c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

      (d) Government response. The Contracting Officer shall promptly, within _______ (to be negotiated) calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either-

            (1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

            (2) Countermand any communication regarded as a change;

            (3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

            (4) In the event the Contractor's notice information is inadequate to make a decision under paragraphs (d)(1), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

      (e) Equitable adjustments.

            (1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made-

                  (i) In the contract price or delivery schedule or both; and

                  (ii) In such other provisions of the contract as may be affected.

            (2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 31 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

Note: The phrases "contract price" and "cost" wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

                                 (End of clause)

(IF6250)

I-68         52.246-17        WARRANTY OF SUPPLIES OF A NONCOMPLEX NATURE           JUN/2003

***

      (b) Contractor's obligations.

            (1) Notwithstanding inspection and acceptance by the Government of supplies furnished under this contract, or any condition of this contract concerning the conclusiveness thereof, the Contractor warrants that for 1095 days after acceptance---

***

      (c) Remedies available to the Government.

            (l) The Contracting Officer shall give written notice to the Contractor of any breach of warranties in paragraph (b) (1) of this clause within 120 days after duscivert if tge defect(s),

***

                                 (End of clause)

(IF6070)

I-69         252.223-7007     SAFEGUARDING SENSITIVE CONVENTIONAL ARMS, AMMUNITION, AND EXPLOSIVES      SEP/1999
             DFARS

      (a) Definition. Arms, ammunition, and explosives (AA&E) , as used in this clause, means those items within the scope (chapter 1, paragraph B) of DoD 5100.76-M, Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives.

      (b) The requirements of DoD 5100.76-M apply to the following items of AA&E being developed, produced, manufactured, or purchased for the Government, or provided to the Contractor as Government-furnished property under this contract;

NOMENCLATURE                      NATIONAL STOCK NUMBER       SENSITIVITY/CATEGORY
CTG 40MM WHITE STAR CLU M585         1310-00-922 9784                  IV

M16 RIFLE                           1005-01-128-9936                  III

M203 LAUNCHER                        1010-00-179 6447                  III

M203 BARREL                          1010-01-376-3342                  III

      (c) The Contractor shall comply with the requirements of DoD 5100.76-M, as specified in the statement of work. The edition of DoD 5100.76-M in effect on the date of issuance of the solicitation for this contract shall apply.

      (d) The Contractor shall allow representatives of the Defense Security Service (DSS), and representatives of other appropriate offices of the Government, access at all reasonable times into its facilities and those of its subcontractors, for the purpose of performing surveys, inspections, and investigations necessary to review compliance with the physical security standards applicable to this contract.

      (e) The Contractor shall notify the cognizant DSS field office of any subcontract involving AA&E within 10 days after award of the subcontract.

      (f) The Contractor shall ensure that the requirements of this clause are included in all subcontracts, at every tier

            (1) For the development, production, manufacture, or purchase of AA&E; or

            (2) When AA&E will be provided to the subcontractor as Government-furnished property.

      (g) Nothing in this clause shall relieve the Contractor of its responsibility for complying with applicable Federal, state, and local laws, ordinances, codes, and regulations (including requirements for obtaining licenses and permits) in connection with the performance of this contract.

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 32 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

                                 (End of clause)

(IA6200)

I-70         52.209-3         FIRST ARTICLE APPROVAL - CONTRACTOR TESTING            SEP/1989

      (a) The contractor shall test * unit(s) of Lot/Item * as specified in this contract. At least fifteen (15) calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

      (b) The Contractor shall submit the first article test report within 15 calendar days from the date of this contract to * marked "FIRST ARTICLE TEST
REPORT: Contract No.___, Lot/Item No.___," Within thirty (30) calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article; except that the number of days from receipt of the test report until the Contractor is notified shall be sixty (60) calendar days (instead of 30) when the option to perform confirmatory testing is exercised by the Government. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

***

* (See instructions regarding submission of First Article clause)

** (See Schedule B)

                                 (End of Clause)

(IF7018)

I-71        52.252-6    AUTHORIZED DEVIATIONS IN CLAUSES                APR/1984

      (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

      (b) The use in this solicitation or contract of any DOD FAR SUPPLEMENT (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

                                 (End of clause)

(IF7016)

I-72     252.211-7005     SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS        FEB/2003
         DFARS

      (a) Definition. SPI process, as used in this clause, means a management or manufacturing process that has been accepted previously by the Department of Defense under the Single Process Initiative (SPI) for use in lieu of a specific military or Federal specification or standard at specific facilities. Under SPI, these processes are reviewed and accepted by a Management Council, which includes representatives of the Contractor, the Defense Contract Management Agency, the Defense Contract Audit Agency, and the military departments.

      (b) Offerers are encouraged to propose SPI processes in lieu of military or Federal specifications and standards cited in the solicitation. A listing of SPI processes accepted at specific facilities is available via the Internet in Excel format at http://www.dcma.mil/onebook/7.0/7.2./7.2.6/reports/modified. xls.

      (c) An offeror proposing to use an SPI process in lieu of military or Federal specifications or standards cited in the solicitation shall

            (1) Identify the specific military or Federal specification or standard for which the SPI process has been accepted;

            (2) Identify each facility at which the offerer proposes to use the specific SPI process in lieu of military or Federal specifications or standards cited in the solicitation;

            (3) Identify the contract line items, subline items, components, or elements affected by the SPI process; and

            (4) If the proposed SPI process has been accepted at the facility at which it is proposed for use but is not yet listed at the internet site specified in paragraph (b) of this clause, submit documentation of Department of Defense acceptance of the SPI process.

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 33 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

      (d) Absent a determination that an SPI process is not acceptable for this procurement, the Contractor shall use the following SPI processes in lieu of military or Federal specifications or standards:

(Offeror insert information for each SPI process)

SPI Process:

Facility.

Military or Federal Specification or Standard:

Affected Contract Line Item Number, Subline Item Number, Component, or Element:

      (e) If a prospective offeror wishes to obtain, prior to the time specified for receipt of offers, verification that an SPI process is an acceptable replacement for military or Federal specifications or standards required by the solicitation, the prospective Offeror

            (1) May submit the information required by paragraph (d) of this clause to the Contracting Officer prior to submission of an offer; but

            (2) Must submit the information to the Contracting Officer at least 10 working days prior to the date specified for receipt of offers.

                                     (End of clause)

(IA7015)

I-73    252.225-7001    BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM      APR/2003
        DFARS

      (a) Definitions. As used in this clause-

            (1) Component means an article, material, or supply incorporated directly into an end product.

            (2) Domestic end product means

                  (i) An unmanufactured end product that has been mined or produced in the United States; or

                  (ii) An end product manufactured in the United States if the cost of its qualifying country components and its components that are mined, produced, or manufactured in the United States exceeds 50 percent of the cost of all its components. The cost of components includes transportation costs to the place of incorporation into the end product and U.S. duty (whether or not a duty-free entry certificate is issued). Scrap generated, collected, and prepared for processing in the United States is considered domestic. A component is considered to have been mined, produced, or manufactured in the United States (regardless of its source in fact) if the end product in which it is incorporated is manufactured in the United States and the component is of a class or kind for which the Government has determined that

                        (A) Sufficient and reasonably available commercial quantities of a satisfactory quality are not mined, produced, or manufactured in the United States; or

                        (B) It is inconsistent with the public interest to apply the restrictions of the Buy American Act.

            (3) End product means those articles, materials, and supplies to be acquired under this contract for public use.

            (4) Foreign end product means an end product other than a domestic end product.

            (5) Qualifying country means any country set forth in subsection 225.872-1 of the Defense Federal Acquisition Regulation Supplement (DFARS).

            (6) Qualifying country component means a component mined, produced, or manufactured in a qualifying country.

            (7) Qualifying country end product means

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 34 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

                  (i) An unmanufactured end product mined or produced in a qualifying country, or

                  (ii) An end product manufactured in a qualifying country if the cost of the following types of components exceeds 50 percent of the cost of all its components:

                        (A) Components mined, produced, or manufactured in a qualifying country.

                        (B) Components mined, produced, or manufactured in the United States.

                        (C) Components of foreign origin of a class or kind for which the Government has determined that sufficient and reasonably available commercial quantities of a satisfactory quality are not mined, produced, or manufactured in the United States.

      (b)This clause implements the Buy American Act (41 U.S.C. Section 10a-d). Unless otherwise specified, this clause applies to all line items in the contract.

      (c)The Contractor shall deliver only domestic end products unless, in its offer, it specified delivery of other end products in the Buy American ActBalance of Payments Program Certificate provision of the solicitation. If the Contractor certified in its offer that it will deliver a qualifying country end product, the Contractor shall deliver a qualifying country end product or, at the Contractors option, a domestic end product.

      (d)The contract price does not include duty for end products or components for which the Contractor will claim duty-free entry.

                                 (End of clause)

(IA7732)

I-74    252.243-7002     REQUESTS FOR EQUITABLE ADJUSTMENT                      MAR/1998
        DFARS

***

      (b) In accordance with 10 U.S.C. 2410(a), any request for equitable adjustment to contract terms that exceeds the simplified acquisition threshold shall bear, at the time of submission, the following certificate executed by an individual authorized to certify the request on behalf of the Contractor:

            I certify that the request is made in good faith, and that the supporting data are accurate and complete to the best of my knowledge and belief.

                             _______________________

                                (Official's Name)

                            ________________________

                                     (Title)

***

                                 (End of clause)

(IA7035)

I-75    52.201-4500      AUTHORITY OF GOVERNMENT REPRESENTATIVE                 FEB/1993
        OSC

AUTHORITY OF GOVERNMENT REPRESENTATIVE
52.201-4500  OSC                                                      (FEB 1993)

      The Contractor is advised that contract changes, such as engineering changes, will be authorized only by the Contracting Officer or his representative in accordance with the terms of the contract. No other Government representative, whether in the act of technical supervision or administration, is authorized to make any commitment

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 35 OF 36

                  PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

to the Contractor or to instruct the contractor to perform or terminate any work, or to incur any obligation. Project Engineers, Technical Supervisors and other groups are not authorized to make or otherwise direct changes which in any way affect the contractual relationship of the Government and the Contractor.

                                 (End of clause)

(IS7025)

CONTINUATION SHEET   REFERENCE NO. OF DOCUMENT BEING CONTINUED     PAGE 36 OF 36

                     PIIN/SIIN W52P1J-04-C-0103              MOD/AMD

NAME OF OFFEROR OR CONTRACTOR: VALENTEC SYSTEMS INC.

SECTION J - LIST OF ATTACHMENTS

   List of                                                                         Number
   Addenda                             Title                              Date    of Pages  Transmitted By
--------------  -----------------------------------------------------  ---------  --------  --------------
Exhibit A       CONTRACT DATA REQUIREMENT LIST 1423
                                                                       19-MAY-04

Attachment 001  INSTRUCTIONS FOR COMPLETING DD FORM 1423

Attachment 002  GUIDANCE ON DOCUMENTATION OF CONTRACT REQUIREMENTS
                LIST (CDRL)

Attachment 003  DATA DELIVERY DESCRIPTION REQUEST FOR DEVIATION

Attachment 004  DATA DELIVERY DESCRIPTION - NOTICE OF REVISION
                (NOR)

Attachment 005  DATA DELIVERY DESCRIPTION - ENGINEERING CHANGE
                PROPOSAL (ECP)

Attachment 006  ADDRESS CODE FOR DISTRIBUTION FOR ECP/RFD/VECP/

Attachment 007  DOCUMENT SUMMARY LIST

Attachment 008  ACCOUNTABILITY - STATEMENT OF WORK

Attachment 009  DEFENSE PRIORITIES AND ALLOCATIONS

Attachment 010  DISCLOSURE OF LOBBYING ACTIVITIES

Attachment 011  AFSC FORM - WARNING LABEL

Attachment 012  SECURITY - STATEMENT OF WORK

Attachment 013  LIST AND SCHEDULE OF GFM                               19-JUL-04    001

Attachment 014  DRAWING 8797959

Attachment 015  DRAWING 9332550

Attachment 016  PDF FILE FOR 40T8N - DESIGNED

                            PADDS ERRATA SHEET                            PAGE 1

        PIIN/SIIN W52P1J-04-C-0103                              MOD/AMD

SECTION A - SUPPLEMENTAL INFORMATION

AUTO       AS0100     52.215-4501     01-JUN-2000    ARSENALS AS SUBCONTRACTORS
                      LOCAL

AUTO       AM7010     AMC             01-DEC-2000    AMC- LEVEL PROTEST PROGRAM

AUTO       AS7001     52.252-4500     01-SEP-1997    FULL TEXT CLAUSES
                      LOCAL

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

CHANGED    CS6100     52.210-4501     01-MAR-1988    DRAWINGS/SPECIFICATIONS
                      LOCAL

     In addition to the drawing(s) and/or specifications listed below, other documents which are part of this procurement and which apply to Preservation/Packaging/Packing and Inspection and Acceptance are contained elsewhere.

Engineering Exceptions:

     The following drawing(s) and specifications are applicable to this procurement.

     Drawings and Specifications in accordance with enclosed Technical Data Package Listing - TDPL 9207987:19203 with revisions in effect as of 08/07/2003 (except as follows):

1.   9209205 REV AB, SHEET 02
     ADD: " DISTRIBUTION STATEMENT A. APPROVED FOR PUBLIC RELEASE; DISTRIBUTION IS UNLIMITED."

2.   9211788N
     NOTE 2(e) RESISTANCE TO LIGHT AND WATER SPRAY
     CHANGE FROM: " ASTM G23 "
              TO: " ASTM 5153 "

3.   SPECIFICATIONS AND STANDARDS
     ADD: "ASTM G153 TO TDPL"

ADD:       HCSDS        Rev         Date        Nomenclature
---        -----        ---        -------      ------------------------
             2           K         3/26/90      Pyrotechnic Comp. First Fire
             3           F         5/1/91       Teranitrocarbazole (TNC)
             5           E         5/1/91       Zirconium Hydride
             8           E         5/3/91       Magnesium
             12          E         11/23/92     Silicon Powder
             19          G         4/13/95      Quickmatch
             38          F         1/25/23      Potassium Nitrate
             50          D         2/3/93       Tungsten Powder
             102         C         7/6/81       Strontium Nitrate
             322         B         8/21/79      Dechlorane
                                                  (Perchloropentacyclodecane)
             2298                  1/14/88      Pyrotechnic Comp. Illum

DOCUMENT                      DELETE                ADD
-----------------             ------                -----
9211789                       REV M
9216973                       REV H                 REV J
7553347                       REV Y                 REV AA
ECP: R3J2059                                        SHEETS 3, 19
     R3J2072                                        SHEETS 2, 3, 4
     R2Y2004                  SHEET 18
     R3K3024                  SHEET 2

SPEC: MIL-A-8625              1993                  2003
      MIL-P-25732             NOTICE 1              NOTICE 2 (2003)
      MIL-STD-130             REV K                 REV L (2003)

                           PADDS ERRATA SHEET                             PAGE 2

  PIIN/SIIN        W52P1J-04-C-0103                          MOD/AMD

ANSI-MH10.8.2            1995                    2002
ASME-846.1               1995                    2002
AMS-T-6736               1998                    2003
ASTM-A108                1999                    2003
ASTM-A313/A313M          1998                    2003
ASTM-A641/A641M          1998                    2003
ASTM B117                2002                    2003
ASTM-B209                2002                    2004
ASTM B211                2002                    2003
ASTM-D2000               2001                    2003
ASTM-D4727               1998                    2003
ASTM-E18                 2002                    2003
ASTM-F1667               2002                    2003

DWG  9207987

ADD: "DISTRIBUTION STATEMENT A. APPROVED FOR PUBLIC RELEASE; DISTRIBUTION IS UNLIMITED"

DWG 9206942 (NOTE 5) - CALLOUT TO DWG 9206935 IS NOT APPLICABLE

DWG_9207991 (NOTE 2) - SPEC MIL-S-6660 SHOULD BE SAE-AS8660

DWG 8797960  AND  9207997 -  ASTM-D-2475,  CLASS  26R3 IS TO BE USED IN LIEU OF
C-F-206

MIL-P-48420 - DWG 13007972 IS TO BE USED IN LIEU OF.

ADD: R3S2067 SHTS 18,19 FOR 13007972.

ADD: "*" IN NOTE COLUMN FOR ALL NASM

DWG 9243896 ADD "DX" IN NOTE COLUMN

Spec AMS-T-WW-700/2, Orig 7/1/2001 IS TO BE USED IN LIEU OF WW-T-700/2

DWG 9243886 - ASTM-B211 IS TO BE USED IN LIEU OF QQ-A-225/3

DWG 8797958 - GSA A-A-3006 IS TO BE USED IN LIEU OF MM-A-179. A-A-3006 IS ALSO CANCELLED. NEED REPLACEMENT.

DWG 9252207 - SOURCE UPDATED AS FOLLOWS:

ATOCHEM IS NOW     ATOFINA CHEMICALS INC.
                   2000 MARKET STREET
                   PHILADELPHIA, PA  19103
                   (215) 419-7000
                   PART NO: LUPEROX DDM-9

WITCO IS NOW:      CROMPTON CORPORATION
                   199 BENSON ROAD
                   MIDDLEBURY, CT 06749
                   (800) 336-9312
                   PART NO: HI-POINT 90

AKZO CHEMIE IS     AKZO NOBEL POLYMER CHEMICALS, LLC.
NOW:               525 WEST VAN BUREN STREET
                   CHICAGO, IL 60607-3823
                   (312) 544-7000
                   PART NO: CADOX M-50A


ADD: "DISTRIBUTION STATEMENT A. APPROVED FOR PUBLIC RELEASE; DISTRIBUTION IS UNLIMITED." TO ALL INSPECTION DRAWING(S) / ASSOCIATED DOCUMENT(S) IN THIS TDP

ADD:  REVISION STATUS BLOCK TO SHEET 1 OF DWG. 8841348

DWG 9252207 - REICHOLD IS NO LONGER AN  APPROVED  SOURCE

DWG  9243908 CID A-A-203 IS TO BE USED IN LIEU OF UU-P-268

                            PADDS ERRATA SHEET                            PAGE 3

           PIIN/SIIN    W52P1J-04-C-0103                         MOD/AMD

TDPL:
DOCUMENT :       ADD:
-----------      ------
1948-4116        XX rev 08
1948-4116/26H    XX rev 03

The following Government Acceptance Inspection Equipment (AIE) design drawings, cited elsewhere in the technical data, are appropriate for use during the performance of this contract to inspect the applicable characteristics:

                      None

All other Government AIE designs which are cited in the Technical Data Package List or in any other documents in the Technical Data Package are no longer maintained by the Government. These AIE may not reflect the latest component configuration and are, therefore, included for informational purposes only. The contractor is responsible for review of all AIE design documentation, other than those listed above, in accordance with Clause E-12 specified elsewhere in Section E of this contract. The contractor may elect to submit an alternative AIE design to the listed above but must submit an alternate AIE design to the Government for review and approval.

                      (End of statement of work)

(CS6100)

CHANGED    CS6101     52.247-4503     01-MAR-2004  STATEMENT OF WORK - TRANSPORTATION SECURITY REQUIREMENTS
                      LOCAL

Supplies procured under this contract are identified as Sensative Category IV, requiring Transportation Protective Service (TPS) in accordance with DoD 5100.76M (Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives) and DoD 4500.9R, Defense Transportation Regulation, parts II and III, as added to or amended by applicable military service policies in accordance with guidance provided by Defense Logistics Agency (DLA)/Defense Contract Management Agency (DCMA) or other components assigned to provide contract administration services (CAS) within designated/delegated geographic areas as specified under DOD 4105.59H, DOD Directory of Contract Administration Service Components, dated January 1985, and subsequent issues thereof for offshore/OCONUS procurements .

                           (End of statement of work)

(CS6101)

CHANGED    CS7100     52.246-4506     01-FEB-1999  STATEMENT OF WORK FOR STATISTICAL PROCESS CONTROL
                      LOCAL

     In accordance with DI-MGMT-80004 and contract clause 52.246-4506, the following supplemental information shall be considered and used when designing your general and detailed SPC plans.

1.0 General Management Plan

     This section shall define management's SPC responsibilities and involvement and shall include management's commitment to continuous process improvement. The plan shall embrace a total commitment to quality and shall be capable of standing on its own merit.

1.l Policy/Scope: Describe the Contractor's policy for applying SPC, including goals and management commitment to SPC.

1.2 Applicable Document: List documents that are the basis for the contractor's SPC program (i.e., ANSI standard, textbooks, Government documents).

1.3 SPC Management Structure: Define the SPC management structure within the organization. Identify and include interrelationships of all departments involved in SPC (i.e., Production, Quality, Engineering, Purchasing, etc.). Identify by job title or position all key personnel within departments involved in the application of SPC. Describe which functions are performed by key personnel and when these functions are performed (i.e., include personnel responsible for performing inspections/audits, charting and interpreting data;

                            PADDS ERRATA SHEET                            PAGE 4

             PIIN/SIIN W52P1J-04-C-0103                   MOD/AMD

personnel responsible for determining, initiating and implementing corrective action upon detecting assignable causes, etc.).

1.4 SPC Training: Identify by job title or position the primary individual responsible for overseeing that SPC training is accomplished. Describe the qualification program required and in use for all personnel utilizing SPC techniques, including the qualification of trainers. Identify who is to be trained and the type, extent and length of such training (i.e., on-the-job, classroom, etc.). Identify when refresher training is required and how personnel using SPC techniques are monitored.

1.5 Manufacturing Controls: Identify the criteria for performing SPC gage capability studies and describe how and when these studies should be applied. Repeatability and accuracy of gages should be addressed.

1.6 Determination of SPC Use: Describe how the process/operation parameters are determined appropriate for SPC application and explain what actions are taken if SPC is not deemed appropriate for critical, special and major process/operation parameters (i.e., Pareto analysis, analysis of characteristics with tight tolerances, etc.).

1.7 Process Stability and Capability:

     a. Identify the criteria for performing process capability studies and describe how and when these studies are applied. Describe how the process capability index is calculated and include the frequency of these calculations. Describe what actions are taken as methodologies when process capability is for variable and attribute data. To determine a capable process, the process/operation parameters shall meet the following requirements:

          (1) Variable data: Process capability (Cp) shall be determined. Process performance index shall be greater than or equal to 1.33 (Cpk). For critical parameters/characteristics, the process performance index shall be greater than or equal to 2.0 (Cpk).

          (2) Attribute data: Process capability/performance shall be the percent beyond the upper/lower specification limit less than or equal to .003 percent (Cpk = 1.33).

     b. Describe what actions will be taken if process/operation is sub-marginal or marginal (Cpk less than 1.33 or 2.0 for criticals or grand average fraction defective is greater than .003 percent).

     c. Include analysis of statistical distributions and define all formulas and symbology utilized.

1.8 Control Chart Policy:

     a. Type of charts to be used (i.e., x bar/R x bar/S, etc.) and rationale for use; the criteria for selection of sample size, frequency of sampling and rational subgroups.

     b. Procedures for establishing and updating control limits, including frequency of adjustments.

     c. Criteria for determining out-of-control conditions (i.e., trends, points beyond control limits, etc.) and the corrective action taken, to include failure analysis when the process is unstable or when nonconforming product has resulted from unstable processes. Illustrate out-of-control tests.

     d. Describe the method of recording pertinent facts on control charts such as changes in raw material, machines, manufacturing methods and environment, and corrective actions taken and describe how control charts are traceable to the product.

1.9 Vendor/Subcontractor Purchase Controls: Identity whether suppliers are required to utilize SPC and describe the extent the vendor's policies and procedures are consistent with in-house procedures of the prime contractor. Describe the following: methods utilized to determine that suppliers have adequate controls to assure defective product is not produced and delivered; the system utilized to audit suppliers, what will be audited and how often, what action will be taken when out-of-control conditions exist as subcontractor/vendor facilities.

1.10 SPC Audit System: At a minimum, the contractor's SPC Audit System shall consist of auditing compliance with the planned arrangements specified in the general and detailed SPC plans followed by a review and analysis of the outcome to include implementation of necessary corrective action.

1.11 SPC Records: Identify various records to be used in support of SPC and describe their use. Identify retention periods.

2.0 Detailed Plan:

     This section shall detail specific manufacturing process/operation parameters under control.

2.1 Control of Process/Operation Parameters or Characteristics:

                            PADDS ERRATA SHEET                            PAGE 5

          PIIN/SIIN W52P1J-04-C-0103                           MOD/AMD

     a. Identify the following for each process/operation by name or characteristic under control:

          (1) Identify process/operation by name or characteristic and provide rationale for selection; justification for nonselection if the parameter or characteristic is identified as critical, special and/or major.

          (2) Describe how the characteristic is produced; the chain of events, type and number of machines involved, location of manufacturing facility, tolerances maintained, etc.

          (3) Production and inspection machinery used. Include the production rate, number of shifts and length of shifts plus whether inspection is fully or semi-automatic or manual. If manual, identify the type of gages in use.

          (4) Identify the type of charts to be maintained and whether the process/operation is performed in-house or subcontracted out; identify facility/vendor where process/operation parameters are targeted for SPC.

2.2 Reduction or Elimination of Inspection/Test: The Procuring Contracting Officer (PCO) will accept submissions of requests for reduction or elimination of final acceptance inspection/testing when the requirements of the SPC contract clause and this SOW are met. Each request shall contain and/or address the following: control charts documenting twenty (20) consecutive production shifts or more for the same process/operation parameter under control; type of control chart utilized; control chart limits and process average or grand average fraction defective (as applicable); definition of out-of-control condition and corrective actions taken during out-of-control conditions; specification and part number.

                           (End of statement of work)
(CS7100)

CHANGED    CS7200     52.246-4535     01-AUG-2002    STATEMENT OF WORK - AMMUNITION DATA CARDS AND REPORT Or CONTRACTOR
                      LOCAL                          BALLISTIC TESTING

Ammunition Data Cards shall be prepared in accordance with MIL-STD-1168 and shall follow the format required by the world wide web application identified as WARP or Worldwide Ammunition-data Repository Program. Additional details on WARP are provided below. Prior to gaining access to WARP contractor/facility personnel involved in the preparation of ammunition data cards shall obtain a user name and password for the Army Electronic product Support (AEPS) network. Instructions and help for obtaining access to AEPS are provided below:

AEPS Access Procedures

The Army Electronic Product Support (AEPS) is a Department of Defense logistics website. Entering AEPS will allow you access to the SECURED AREA of the Army Electronic Product Support Network. A username and password are required to enter this area. Only authorized DoD personnel and contractors with current active contracts with DoD will receive access into the AEPS website. If you have a requirement for the AEPS website, you must fill out and submit the AEPS Access Request Form found at the following web address:

          http://aeps.ria.army.mil/aepspublic.cfm

You must click on "Access Request Form" and continue through the steps until completion and click on SUBMIT. You are required to provide a supervisor name, email and phone number if you are a DoD civilian or military. Government contractors are required to provide CAGE code, Contract Number and COR/COTR with "Government" email address. All requestors must provide their Information Assurance Security Officer's (IASO, formerly ISSO) name, email, DSN phone and commercial phone.

After submitting the request, your supervisor/COR/COTR will be emailed a copy of your request and will be asked to verify your information before a user ID will be issued. AEPS User ID and AEPS Login Name mean the same. Your supervisor must REPLY back to the email providing the following:

          Approval?  (YES/NO)
          Supervisor E-Mail
          Supervisor Phone
          Supervisor Name


The COR/COTR must also provide the same information stated above in his/her REPLY plus provide the Contract Expiration Date (format - MM/DD/YYYY).

Upon notification from your supervisor/COR/COTR, you will be emailed an AEPS User Login Name and instructions for logging into the AEPS website. You will use the AEPS password that you assigned to yourself when you filled out the access request form.

                            PADDS ERRATA SHEET                            PAGE 6

           PIIN/SIIN    W52P1J-04-C-0103                       MOD/AMD

Once you gain access to the AEPS website, you can change your personal information when needed to keep your file current.

AEPS HELP-DESK and Problem Reporting Procedures

Reporting Problems - The AEPS Help Desk has several means of reporting problems:

    Call 1-888-LOG-HELP (1-888-564-4357) to speak to an AEPS representative Contact the AEPS Help-Desk at Comm. (309) 782-0699 or DSN 793-0699 or (309) 782-1426 or DSN 793-1426
    Contact the AEPS Help-Desk by FAX:  (309) 782-1426 or DSN 793-1426
    Contact the AEPS Webmaster by Email: webmaster (martinj2S@ria.army.mil)

Each phone call, email or fax is handled in a prompt and courteous manner. Responses to problems are provided by phone and/or email.

Other means to help assist you in identifying your problems can be found on the AEPS Help Section at web link:

     http://aeps./ria.army.mil/help.cfm

Here you will find Questions and Answers by clicking in either of the two FAQ subcategories reflected under the HELP tab:

     FAQs - AEPS Access Request Process or SSL FAQs - Secured Socket Layer

You may also check out our new Frequently Asked Questions
(https://aeps.ria.army.mi1/aepsqa.cfm) page to get answers on access problems as another means of assistance.

The AEPS Help Section screen http://aeps.ria.army.mil/help.cfm also reflects two other topics that can be clicked on to provide further assistance:

     "Password Problems or Request Status" at https://aeps.ria.army.mil/request/info/UserScreen.cfm

      "Ask the AEPS Public Help Knowledge Base" at http://aeps,ria.army.mil/help/aepshelpmain.cfm

Worldwide Ammunition-data Repository Program (WARP)

Once you have obtained an AEPS user name and password allowing entry to the secured area of AEPS you can access the WARP application by scrolling to the bottom of the list of AEPS applications. The WARP opening main page and all subsequent pages contain multiple navigational aids to guide you through the process of inputting information necessary for creating a new ammunition data card. An online users manual will provide additional help in the development of an ammunition data card and it is recommended that you download and read the users manual prior to inputting your initial data card. The user's manual also contains screen shots, which depict what the inputter will see during the ADC input process.

Ammunition Data Card Input

ADC input allows current contractors and government facilities the capability to create, and submit for approval, ADCs which meet the format requirement of MIL-STD-1168B, ADCs are automatically forwarded to the respective Governmental Agency Responsible for Acceptance (GARA). The GARA, in most cases the Defense Contract Management Agency (DCMA) Quality Assurance Representative (QAR), reviews contractor input for accuracy and completeness, and after updating the disposition code for the specific lot, submits the ADC to the database. The inputter is granted access only to ADCs identified with its specific manufacturing code, as identified in MIL-HDBK-1461A, Manufacturer's Symbols. The use of previously inputted ADCs through the TEMPLATE option, significantly reduces input effort, while increasing accuracy and consistency of data.

Email Notification

HARP provides immediate, automated notification to process participants when actions are required. When the producer has completed an ADC submission, an email message is routed to the GARA advising that an ADC awaits review and approval. If the GARA approves the ADC as submitted, the ADC is released to the base and an email, with approved data card, is routed back to the originator, If the ADC requires modification or correction to be in accordance with MIL-STD-1168B requirements, an email is provided to the ADC originator advising that corrective action is required prior to approval.

Information Updates

It is important that the System Administrators are apprised when a producer receives a new contract. The producer shall notify OSC-WARP@osc.army.mil within 30 days after receipt of a new contract. Information to be included shall be the contract number, item, GARA, Manufacturer's identification symbol and the names of the individuals who will be inputting ADCs into the system. If you are a new producer and do not have a Manufacturer's identification symbol, you can obtain one by sending an email to OSC-WARP@osc.army.mil. The email must contain manufacturer's name, address where performance of the contract will take place, and a point of contact.

                            PADDS ERRATA SHEET                            PAGE 7

           PIIN/SIIN    W52P1J-04-C-0103                           MOD/AMD

                           (End of statement of work)

(CS7200)

AUTO       CS7600     52.248-4502     01-MAY-2001  CONFIGURATION MANAGEMENT DOCUMENTATION
                      LOCAL

SECTION D - PACKAGING AND MARKING

CHANGED    DS6303     52.211-4508     (01-JUL-1997  PACKAGING REQUIREMENTS
                      LOCAL

Packaging shall be in accordance with 9209205 revision AC, dated 2 JULY 2003.

When lot numbering is required, no more than one lot shall be packaged in an outer shipping container.

Marking shall be in accordance with 9209205, REV AC DATED 2 JULY 2003. 2-D bar code marking is required in accordance with 8796522, Rev BL, dated 1 MAY 2003.

EXCEPTION:

PERFORMANCE ORIENTATED PACKAGING (POP) VERIFICATION: In no case shall a container be shipped if the gross weight marked on the package is greater than the POP certified weight. If the average gross weight of the packed containers (determined by weighing two representative samples and averaging the weight) is greater than the certified weight, container marking operations shall cease and the procuring activity shall be contacted immediately.

EXCEPTION TO PERFORMANCE ORIENTED PACKAGING (POP) MARKINGS: If manufactured outside the USA, contractor shall not apply the UN POP certification marking provided on drawing 9209205. Contractors (outside the USA) are responsible to perform UN POP tests on packaging requirements provided in this contract and apply UN POP certification marking authorized by the Competent Authority of the State (country) of manufacture.

Heat treat requirements for all non-manufactured wood used in packaging applies to this contract. See 7553347, Note L. ECP R3K3015 applies to MIL-B-46506. In addition, foreign manufacturers shall have the heat treatment of non-manufactured wood products verified in accordance with their National Plant Protection Organization's compliance program.

METALLIC SEAL:        Use 8794342 Rev "AB" in lieu of Rev "AC".

                            (End of clause)

(DS6303)

CHANGED    DS6204     52.247-4517     01-MAR-1992  PALLETIZATION INSTRUCTION
                      LOCAL

Palletization shall be in accordance with 19-48-4116/26H, revision 3, dated NOV 2002 and 19-48-4116, Rev 8, dated June 2003. Marking shall be in accordance with ACV00561, Rev B, dated 1 April 2002. ECP R3K3017 and ECP R3K3024 apply to ACV00561.

19-48-4116/18 does not apply to this procurement.

                                 (End of clause)

(DS6204)

SECTION E - INSPECTION AND ACCEPTANCE

AUTO       EF0001     52.246-2        01-AUG-1996  INSPECTION OF SUPPLIES-FIXED-PRICE

DELETED    EF0002     52.246-2        01-JUL-1995  INSPECTION OF SUPPLIES-FIXED-PRICE (AUG 1996) - ALTERNATE I

                           PADDS ERRATA SHEET                             PAGE 8

           PIIN/SIIN    W52P1J-04-C-0103                       MOD/AMD

DELETED    EF0003     52.246-2        01-JUL-1985    INSPECTION OF SUPPLIES-FIXED-PRICE (AUG1996) - ALTERNATE II

DELETED    EF0008     52.246-3        01-MAY-2001    INSPECTION OF SUPPLIES-COST-REIMBURSEMENT

AUTO       EF0007     52.246-16       01-APR-1984    RESPONSIBILITY FOR SUPPLIES

CHANGED    ES6031     52.209-4512     01-MAY-1994    FIRST ARTICLE TEST (CONTRACTOR TESTING)
                      LOCAL

a. The first article shall consist of:

      FAT shall consist of those items and quantities as cited in current Item SPEC MIL-C-5059A with amendment 1. Also, all samples of each component, subassembly and assembly are to be 100% inspected for unlisted characteristics.

which shall be examined and tested in accordance with contract requirements, the item specifications), Quality Assurance Provisions (QAPS) and all drawings listed in the Technical Data Package.

     b. The first article shall be representative of items to be manufactured using the same processes and procedures and at the same facility as contract production. All parts and materials, including packaging and packing, shall be obtained from the same source of supply as will be used during regular production. All components, subassemblies, and assemblies in the first article sample shall have been produced by the Contractor (including subcontractors) using the technical data package provided by the Government.

     c. The first article shall be inspected and tested by the contractor for all requirements of the drawing(s), the QAPs, and specifications) referenced thereon, except for:

     (1) Inspections and tests contained in material specifications provided that the required inspection and tests have been performed previously and certificates of conformance are submitted with the First Article Test Report.

     (2) Inspections and tests for Military Standard (MS) components and parts provided that inspection and tests have been performed previously and certifications for the components and parts are submitted with the First Article Test Report.

     (3) Corrosion resistance tests over 10 days in length provided that a test specimen or sample representing the same process has successfully passed the same test within 30 days prior to processing the first article, and results of the tests are submitted with the First Article Test Report.

     (4) Life cycle tests over 10 days in length provided that the sane or similar items manufactured using the same processes have successfully passed the same test within 1 year prior to processing the first article and results of the tests are submitted with the First Article Test Report.

     (5) Onetime qualification tests, which are defined as a onetime on the drawing(s), provided that the same or similar item manufactured using the same processes has successfully passed the tests, and results of the test are on file at the contractor's facility and certifications are submitted with the First Article Test Report.

     d. The Contractor shall provide to the Contracting Officer at least 15 calendar days advance notice of the scheduled date for final inspection and test of the first article. Those inspections which are of a destructive nature shall be performed upon additional sample parts selected from the same lot(s) or batch(es) from which the first article was selected.

     e. A First Article Test Report shall be compiled by the contractor documenting the results of all inspections and tests (including supplier's and Vendor's inspection records and certifications, when applicable). The First Article Test Report shall include actual inspection and test results to include all measurements, recorded test data, and certifications (if applicable) keyed to each drawing, specification and QAP requirement and identified by each individual QAP characteristic, drawing/specification characteristic and unlisted characteristic. The Government Quality Assurance Representative's (QAR) findings shall be documented or DD Form 1222, Request for and Results of Tests, and attached to the contractor's test report. Two copies of the First Article Test Report and the DD Form 1222 will be submitted through the Administrative Contracting Officer to the Contracting Officer with an additional information copy furnished to QAR to SFSJM-CDM, PQM to PCO.

     f. Notwithstanding the provisions for waiver of first article, an additional first article sample or portion thereof, may be ordered by the Contracting Officer in writing when (i) a major change is made to the technical data, (ii) whenever there is a lapse in production for a period in excess of 90 days, or (iii) Whenever a change occurs in place of performance, manufacturing process, material used, drawing, specification or source of supply. When conditions (i), (ii), or (iii) above occurs, the Contractor shall notify the Contracting Officer so that a determination can be made concerning the need for the additional first article sample or portion thereof, and instructions provided concerning the submission, inspection, and notification of results. Costs of the first article testing resulting from production process change, change in the place of performance, or material substitution shall be borne by the Contractor.

                                 (End of clause)

                            PADDS ERRATA SHEET                            PAGE 9

           PIIN/SIIN    W52P1J-04-C-0103                         MOD/AMD

(ES6031)

CHANGED    ES6115     52.245-4540     01-JAN-1995    GOVERNMENT FURNISHED TEST SUPPORT EQUIPMENT
                      LOCAL

The Government will furnish the following test equipment to support First Article, Reliability, and/or Acceptance Tests. The Contractor will submit a written request for this property to the Contracting Officer no later than thirty (30) days prior to the desired delivery date.

(a)        Item          National                              Cost   Unit of
       Nomenclature    Stock Number              Quantity      Each   Issue
       M16 Rifle      NSN: 1005-01-128-9936         1           N/A   EACH
       M203 Launcher  NSN: 1010-00-179-6447         2
       M203 Barrel    NSN: 1010-01-376-3342         6

(b) Estimated Weight: N/A  pounds.

(c) Cube: N/A cu. ft.

                                (End of clause)

(ES6115)

CHANGED    ES6001     52.246-11       01-FEB-2004    HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT
                      LOCAL

     (a) Definition. "Contract date", as used in this clause, means the date set for bid opening; or if this is a negotiated contract or a modification, the effective date of this contract or modification.

     (b) The Contractor shall comply with:

               ( ) ISO 9002

               (X) ISO 9001-2000; only design/development exclusions permitted

               ( ) ISO 9001-2000; no exclusions permitted

or an alterate program/system approved by the activity listed in block 7 of the Standard Form 33, in effect on the contract date and which is hereby incorporated into this contract.

                                 (End of clause)

(ES6001)

CHANGED    ES6034     52.246-4506     01-FEB-2004    STATISTICAL PROCESS CONTROL (SPC)
                      LOCAL

   a. In addition to the quality requirements of the technical data package, the Contractor shall implement Statistical Process Control (SPC) in accordance with a government accepted SPC Program Plan. Control chart techniques shall be in accordance with the American National Standards Institute (ANSI) B1, B2 and B3. Alternate SPC charting methods may be proposed and submitted to the Government for review.

   b. The SPC Program Plan developed by the contractor shall consist of a general plan and a detailed plan. The plans shall be structured as delineated on the Data Item Description referenced in the DD Form 1423. The general and the detailed plans shall be submitted to the government for review per DD Form 1423 requirements. Notification by the Government of acceptance or nonacceptance of the plans shall be provided in accordance with the timeframes specified on the DD Form 1423. Once a general plan for a facility has been approved by this Command, the approval remains in effect for subsequent contracts as long as the contractual requirements remain substantially unchanged from contract to contract. Therefore, resubmission of a previously accepted general SPC plan is not required if current SPC contract clause and Data Item Description (DID) requirements are fulfilled. If this Command has previously accepted the general SPC plan under essentially the same SPC contractual requirements, so indicate by providing the Contracting Officer with the

                           PADDS ERRATA SHEET                            PAGE 10

              PIIN/SIIN W52P1J-04-C-0103                       MOD/AMD

following information:

           Date of Acceptance ____________

           Contract Number(s) ____________

   c. The contractor is responsible for updating the general plan to current
SPC contractual requirements. If errors or omissions are encountered in a previously accepted SPC general plan, opportunities for improvement will be identified by the Government, and corrective action shall be accomplished by the contractor.

   d. A milestone schedule will be submitted for those facilities who do not have, or have never had, a fully implemented SPC program and will not have a fully operational SPC program once production is initiated. The milestones shall provide a time phased schedule of all efforts planned relative to implementation of an SPC program acceptable to the Government. A milestone schedule shall include implementation start and complete dates for those SPC subjects addressed in the Statistical Process Control Statement of Work located in Section C. The milestone schedule shall only include those actions that can not be accomplished prior to first article or the initiation of production, if a first article is not required. Milestones shall be developed for each commodity identified for SPC application. Milestones shall be submitted through the Government Quality Assurance Representative to the Contracting Officer for review and acceptance. Any deviations from the accepted milestones, to include justification for such deviations, shall be resubmitted through the same channels for review. The Government reserves the right to disapprove any changes to the previously accepted milestones. Notification by the Government of the acceptance or nonacceptance of the milestones shall be furnished to the Contractor by the Contracting Officer.

   e. The Contractor shall review all process and operation parameters for possible application of SPC techniques. This review shall include processes and operations under the control of the prime contractor and those under the control of subcontractor or vendor facilities. A written justification shall be included in the detailed plan for each process and operation parameter that controls or influences characteristics identified as critical, special, or major which have been deemed impractical for the application of SPC techniques. A pamphlet on application of SPC for short production runs is available through the Contracting Officer.

   f. Statistical evidence in the form of control charts shall be prepared and maintained for each process or operation parameter identified in the detailed plan. These charts shall identify all corrective actions taken on statistical signal. During production runs, control charts shall be maintained in such a manner to assure product is traceable to the control charts. At the conclusion of the production run, a collection of charts traceable to the product, shall be maintained for a minimum of 3 years. The control charts shall be provided to the Government for review at any time upon request. |

   g. When the process or operation parameter under control has demonstrated both stability and capability, the Contractor shall request, in writing, through Administrative Contracting Officer (ACO) and Contracting Officer (CO) channels to the Product Assurance and Test Directorate, that acceptance inspection or testing performed in accordance with contract requirements be reduced or eliminated. Upon approval by the CO, acceptance shall then be based upon the accepted SPC plan, procedures, practices and the control charts.

   h. The Government will not consider requests for reduction or elimination of 100% acceptance inspection and testing of parameters or characteristics identified as critical in the technical data package, specifications or drawings of this contract if any one of the following conditions exist:

     (1) The existing process currently utilizes a fully automated, cost effective, and sufficiently reliable method of 100% acceptance inspection or testing for an attribute-type critical parameter or characteristic.

     (2) The Contractor utilizes attribute SPC control chart methods for the critical parameter or characteristic.

     (3) The critical parameter or characteristic is a first order, single point safety failure mode (nonconformance of the critical parameter or characteristic in and of itself would cause a catastrophic failure).

   i. The Government will only consider reduction or elimination of the 100% acceptance inspection or test requirement for other critical parameters or characteristics if either of the following conditions are met:

     (1) The process is in a state of statistical control utilizing variable control chart methods for the critical parameter or characteristic under control and the process performance index (Cpk) is at least 2.0. The Contractor shall maintain objective quality evidence through periodic audits that the process performance index is being maintained for each production delivery.

     (2) The critical parameter or characteristic is conclusively shown to be completely controlled by one or more process or operation parameters earlier in the process, and those parameters are in a state of statistical control utilizing variable data, and the product of the probability of the conformance for each earlier parameter associated to the critical characteristic is better than or equal to a value equivalent to that provided by a Cpk of at least 2.0. The Contractor shall maintain objective quality evidence through periodic audits that the process performance indexes are being maintained for each production delivery.

   j. For characteristics other than critical, requests for reduction or elimination of acceptance inspection and testing shall be

                           PADDS ERRATA SHEET                            PAGE 11

              PIIN/SIIN W52P1J-04-C-0103                        MOD/AMD

considered when the process performance index is greater than or equal to a Cpk of 1.33 for variables data. Requests shall be considered for attributes data when the percent beyond the specification limits is less than or equal to .003 (Cpk=l.33).

   k. Process or operation parameters under reduced or eliminated inspection or testing that undergo a break in production less than 6 months in length, may continue to operate under reduced or eliminated inspection or testing provided there has been no degradation below a Cpk of 1.33 (2.0 for criticals). Any break in production greater than 6 months shall require resubmission of the request for reduction or elimination of inspection or testing through the same channels cited in paragraph g above.

   l. Not used.

   m. Immediately following a change to a process or operation parameter under reduced or eliminated inspectior, the process capability (Cp) or process performance indexes (Cpk) shall be recalculated and documented for variable data; the grand average fraction defective shall be recalculated for attribute data. If any of these values have deteriorated, immediate notification shall be made to the Government along with the associated documentation. Return to original inspection and test requirements may be imposed as stipulated in paragraph n below.

   n. The Government reserves the right to withdraw authorization to reduce or eliminate final acceptance inspection or testing and direct the Contractor to return to original contract inspection or test procedures at any indication of loss of process control or deterioration of quality.

                                 (End of clause)

(ES6034)

ADDED      ES7650     52.245-4545     01-OCT-2000    MIL-STD-1916
                      LOCAL

CHANGED    ES7012     52.246-4528     01-MAY-1994    REWORK AND REPAIR OF NONCOMFORMING MATERIAL
                      LOCAL

   a. Rework and Repair are defined as follows:

     (1) Rework - The reprocessing of nonconforming material to make it conform completely to the drawings, specifications or contract requirements.

     (2) Repair - The reprocessing of nonconforming material in accordance with approved written procedures and operations to reduce, but not completely eliminate, the nonconformance. The purpose of repair is to bring nonconforming material into a usable condition. Repair is distinguished from rework in that the item after repair still does not completely conform to all of the applicable drawings, specifications or contract requirements.

   b. Rework procedures along with the associated inspection procedures shall be documented by the Contractor and submitted to the Government Quality Assurance Representative (QAR) for review prior to implementation. Rework procedures are subject to the QAR's disapproval.

   c. Repair procedures shall be documented by the Contractor and submitted on a Request for Deviation/Waiver, DD Form 1694, to the Contracting Officer for review and written approval prior to implementation.

   d. Whenever the Contractor submits a repair or rework procedure for Government review, the submission shall also include a description of the cause for the nonconformances and a description of the action taken or to be taken to prevent recurrence.

   e. The rework or repair procedure shall also contain a provision for reinspection which will take precedence over the Technical Data Package requirements and shall, in addition, provide the Government assurance that the reworked or repaired items have met reprocessing requirements.

                                 (End of clause)

(ES7012)

ADDED      ES7010     52.246.4531     O1-MAY-1994    ACCEPTANCE INSPECTION EQUIPMENT
                      LOCAL

ADDED      ES7011     52.246-4532     01-MAY-1994    DESTRUCTIVE TESTING

                           PADDS ERRATA SHEET                            PAGE 12

              PIIN/SIIN W52P1J-04-C-0103                          MOD/AMD

                      LOCAL

CHANGED    ES7500     52.246-4550     01-FEB-2004    CRITICAL CHARACTERISTICS
                      LOCAL

a. The contractors processes shall be designed to prevent the creation or occurrence of critical nonconformances. The contractor shall establish, document and maintain specific procedures, work and handling instructions and process controls relating to any critical characteristics.

b. The contractor shall assure his critical processes are robust in design such that product and performance are relatively insensitive to design and manufacturing parameters. A robust design anticipates changes and problems. Robust processes shall be designed to yield less than one nonconformance in one million.

c. An inspection/verification system shall be employed that will verify the robustness of your critical processes. Maximum use should be made of automated inspection equipment to accomplish verification of product quality. Mistake proofing techniques of your material handling and inspection systems are encouraged.

d. Previous Practices/Special Characteristics. As a result of previous practices, the governments technical data may refer to Critical (not annotated with I or III and Special characteristics. Characteristics classified as Critical (not annotated with a I or II) shall be subject to all requirements herein associated with Critical (I) characteristics and level I Critical nonconformances. Unless otherwise stated in Section C, characteristics classified as Special shall be subject to all requirements herein associated with Critical (II) and Level (II) Critical nonconformances.

e. Contractor Identified Critical Characteristics List (CICCL). Not including critical characteristics defined in the governments technical data (drawings, specifications, etc.), the contractor shall identify and document all material, component, subassembly and assembly characteristics whose nonconformances may result in hazardous or unsafe conditions for individuals using, maintaining or depending upon the product. All additional critical characteristics identified by the contractor shall comply with the critical characteristic requirements of the technical data package, supplemented herein. The contractors additional critical characteristics shall be classified as Critical (I) or Critical (II), and shall be reviewed and approved by the procuring activity prior to manufacturing (DI-SAFT-80970A). The following definitions are provided.

Level I critical nonconformance. A nonconformance of a critical characteristic that judgment and experience indicate would result in hazardous or unsafe conditions for individuals using, maintaining or depending upon the product; or a nonconformance that judgment and experience indicate would prevent performance of the tactical function of a weapon system or major end item. The following (as a minimum) are classified as Level I critical nonconformances:

     (1) A nonconformance that will result in a hazardous or unsafe condition (often referred to as a single point failure).

     (2) A nonconformance that will remove or degrade a safety feature (such as those in a safe and arm device or fuzing system).

     (3) A nonconformance that will result in violation of mandatory safety policies or standards.

Level II critical nonconformance: A nonconformance of a critical characteristic, other than Level I. This includes the nonconformance of a characteristic that judgment and experience indicate may, depending upon the degree of variance from the design requirement, the presence of other nonconformances or procedural errors,:

     (1) result in a hazardous or unsafe conditions for individuals using, maintaining or depending upon the product, or

     (2) prevent performance of the tactical function of a major end item.

f. In the event that a Critical nonconformance is found anywhere in the production process, the contractor, as part of his quality system, shall have procedures in place to ensure:

     (1) The nonconformance is positively identified and segregated so that there is no possibility of the item inadvertently re-entering the production process. This control shall be accomplished without affecting or impairing subsequent defect analysis.

     (2) The operation that produced the defective component or assembly and any other operations incorporating that component or assembly is immediately stopped.

     (3) The government is immediately notified of the critical nonconformance (telephonically and electronic mail.)(DI-SAFT-80970A).

     (4) Any suspect material (material in process that may contain the same defect) is identified, segregated and suspended from any further processing.

     (5) An investigation is conducted to determine the cause of the deficiency and required corrective actions. A report of this investigation shall be submitted to the government (DI-SAFT-80970A) . The use of the DID report shall not delay notification to the government.

     (6) A request to restart manufacturing or to use any suspect material associated with the critical nonconformance is submitted to the government (DI-SAFT-80970A). Restart of production shall not occur until the investigations are complete or upon authorization from the procuring contracting officer. All objective evidence of the investigations to date shall be available for review at the time of restart. Suspect materiel found to be nonconforming shall not be used without Government approval.

g. The contractor may develop alternative plans and provisions relative to government or contractor identified Critical level (I) and Critical Level (II) characteristics. The provisions shall be submitted to the government for advanced approval and shall address the following:

     (1) Complete explanation of potential failure mode(s} together with supporting historical and statistical data.

     (2) Pre-established plan of action (POA) to be taken when a critical nonconformance occurs and a description of controls to ensure there is no possibility of the nonconforming item inadvertently entering the production process.

     (3) Means of tracking nonconformance rate, investigative results and corrective actions taken.

     (4) Method to immediately verify that a produced critical nonconformance is consistent with the identified failure mode(s) and does not exceed the historical nonconformance rate.

The contractor can resume production without specific government approval based upon the pre-approved alternate plans and provisions for Critical (I) characteristics and level (I) Critical nonconformances and Critical (II) characteristics and level (II) Critical

                           PADDS ERRATA SHEET                            PAGE 13

             PIIN/SIIN W52P1J-04-C-0103                            MOD/AMD

nonconformances.

h. If a critical nonconformance is discovered during further processing or loading, the original manufacturer who introduced the critical nonconformance shall bear responsibility for the nonconformance.

i. The Government Quality Assurance Representative will perform the surveillance actions necessary to ensure compliance with this clause.

                                 (End of clause)

(ES7500)

SECTION  F - DELIVERIES OR PERFORMANCE

AUTO       FF0043     52.242-17       01-APR-1984    GOVERNMENT DELAY OF WORK

ADDED      FF0031     52.247-29       01-JUN-1988    F.O.B. ORIGIN

ADDED      FF0020     52.247-58       01-APR-1984    LOADING, BLOCKING, AND BRACING OF FREIGHT CAR SHIPMENTS

ADDED      FF0021     52.247-59       01-APR-1984    F.O.B. ORIGIN - CARLOAD AND TRUCKLOAD SHIPMENTS

ADDED      FF0023     52.247-61       01-APR-1984    F.O.B. ORIGIN-MINIMUM SIZE OF SHIPMENTS

ADDED      FA0100     252.247-7023    01-MAY-2002    TRANSPORTATION OF SUPPLIES BY SEA
                      DFARS

ADDED      FS7115     52.247-4504     01-MAR-2004    TRANSPORTATION SECURITY  REQUIREMENTS FOR CONTRACTOR-TO-CONTRACTOR
                      LOCAL                          SHIPMENTS

CHANGED    FS7240     52.247-4531     01-MAY-1993      COGNIZANT TRANSPORTATION OFFICER
                      LOCAL

     (a) The contract administration office designated at the time of contract award, or the office servicing the point of shipment if subsequently designated by the original office, will be the contact point to which the contractor will:

          (1) Submit, as necessary, DD Form 1659, Application for U.S. Government Bill(s) of Lading/Export Traffic Release, in triplicate at least ten days prior to date supplies will be available for shipment;

          (2) Obtain shipping instructions as necessary for F.O.B. Origin delivery, and

          (3) Furnish necessary information for MILSTRIP/MILSTAMP or other shipment documentation and movement control, including air and water terminal clearances.

          (4) For FMS, at least ten days in advance of actual shipping date the contractor should request verification of "Ship to" and "Notification" address from the appropriate DCMAO.

     (b) The contract administration office will provide to the contractor data necessary for shipment marking and freight routing.

     (c) The contractor shall not ship directly to a military air or water port terminal without authorization by the designated point of contact.

                                 (End of clause)

(FS7240)

ADDED      FS7007     47.305-15(B)    01-FEB-1996    SPECIAL TRANSPORT/LOADING REQUIREMENTS (HAZARDOUS)
                      LOCAL

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ADDED     HA0503      252.247-7024    01-MAR-2000    NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA
                      DFARS

AUTO/DEL  HA6001      252.211-7003    01-JAN-2004    ITEM IDENTIFICATION AND VALUATION
                      DFARS

                           PADDS ERRATA SHEET                            PAGE 14

            PIIN/SIIN    W52P1J-04-C-0103               MOD/AMD

CHANGED    HS6075     52.245-4506     01-OCT-1994    GOVERNMENT FURNISHED PROPERTY
                      OSC

     Schedule of Government Furnished Property

     (a) Pursuant to the Government Property clause in Section I of this contract, the Government shall furnish F.O.B. contractor's place of performance, the Government-owned property listed in attachment number 013 of this document for use in the performance of this contract.

     (b) The property shall be delivered in accordance with the schedule set forth in attachment number 013 of this document.

     (c) If the property is not received in accordance with the schedule set forth in attachment number 013 of this document, the Contractor shall immediately notify the Contracting Officer in writing.

     (d) The quantity of Government Furnished Material (GFM) which is offered herein is contingent upon award of the total quantity solicited herein. Should the actual quantity awarded be less than the total quantity solicited, the Government retains the right to unilaterally reduce the quantity of GFM which will be provided under any resultant contract. Any said reduction shall be on a pro-rata basis.

                                 (End of Clause)

(HS6075)

CHANGED    HS6025     246.671 LOCAL   01-JAN-1995    MATERIAL INSPECTION AND RECEIVING REPORTS (DD FORM 250)

Material Inspection and Receiving Report (DD Form 250), required to be prepared and furnished to the Government under the clause of this contract entitled 'Material Inspection and Receiving Report', will be distributed by the Contractor in accordance with DOD FAR Supplement Appendix F, Part 4.

Send copies to:

1. Purchasing Office

                Mr. Gene Harrison
                HQ, AFSC, AMSFS-CCA-L
                Rock Island, IL 61299-6000

2. Production Management

                Ms. Jennifer Petersen
                HQ, JMC, SFSJM-CDM
                Rock Island, IL 61299-6000

                                 (End of clause)

(HA6025)

CHANGED    HS6028     242-1107(B)     01-JUN-1996    INSTRUCTIONS FOR PREPARATION AND SUBMISSION OF PRODUCTION PROGRESS
                      LOCAL                          REPORTS OF DELAYS IN DELIVERY

     a. Production Progress Report (DD Form 375) and Production Progress Report Continuation (DD Form 375c) shall be prepared in accordance with instructions thereon. These forms shall be submitted as required for each separate contract item (identified by noun description not by line item number). The remarks section will provide process-oriented information where relevant to the delay.

     b. The contractor shall promptly submit a DD Form 375 reporting any delay in the scheduled delivery or completion as soon as known or anticipated. In addition, the form(s) shall be submitted on a monthly basis within 2 work days after each reporting period, beginning with the end of the first full month following the initial report submission and continuing until contract completion/termination. The forms shall be distributed as follows:

ACTIVITY                    ADDRESS               NO. OF COPIES
--------                    ----------            --------------
Purchasing Office (PCO)     See Award document.         1

                           PADDS ERRATA SHEET                            PAGE 15

            PIIN/SIIN W52P1J-04-C-0103                         MOD/AMD

Administration Office (ACO)                             3

Production Manager     Ms. Jennifer Petersen            1
                       HQ, JMC, SFSJM-CDM
                       Rock Island, IL  61299-6000

                                (End of clause)

(HS6028)

AUTO/DEL       HA7502       252.247-7023      01-MAY-2002   TRANSPORTATION OF SUPPLIES BY SEA
                            DFARS

AUTO/DEL       HA7503       252.247-7024      01-NOV-1995   NOTIFICATION OF TRANSPORTATION OF SUPPLIES BY SEA
                            DFARS

AUTO           HS7600       52.247-4545       01-MAY-1993   PLACE OF CONTRACT SHIPPING POINT, RAIL INFORMATION
                            OSC

SECTION I CONTRACT  CLAUSES

AUTO           IF0001       52.202-1          01-DEC-2001   DEFINITIONS

AUTO           IF0003       52.203-3          01-APR-1984   GRATUITIES

AUTO           IF0006       52.203-5          01-APR-1984   COVENANT AGAINST CONTINGENT FEES

AUTO           IF0028       52.203-6          01-JUL-1995   RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT

AUTO           IF0352       52.203-7          01-JUL-1995   ANTI-KICKBACK PROCEDURES

AUTO           IF0024       52.203-8          01-JAN-1997   CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR
                                                            IMPROPER ACTIVITY

AUTO           IF0114       52.203-10         01-JAN-1997   PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY

AUTO           IF0320       52.203-12         01-JUN-2003   LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS

AUTO           IF0740       52.204-4          01-AUG-2000   PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER

ADDED          IF0162       52.204-7          01-OCT-2003   CENTRAL CONTRACTOR REGISTRATION

AUTO           IF0343       52.209-6          01-JUL-1995   PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
                                                            CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT

AUTO           IF0011       52.211-5          01-AUG-2000   MATERIAL REQUIREMENTS

AUTO           IF0004       52.211-15         01-SEP-1990   DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS

AUTO           IF0016       52.215-2          01-JUN-1999   AUDIT AND RECORDS - NEGOTIATION

AUTO           IF0015       52.215-8          01-OCT-1997   ORDER OF PRECEDENCE-UNIFORM CONTRACT FORMAT

ADDED          IF0050       52.215-14         01-OCT-1997   INTEGRITY OF UNIT PRICES

ADDED          IF0042       52.219-6          01-JUN-2003   NOTICE OF TOTAL SMALL BUSINESS SET -ASIDE

AUTO           IF0334       52.219-8          01-MAY-2004   UTILIZATION OF SMALL BUSINESS CONCERNS

ADDED          IF0048       52.219-14         01-DEC-1996   LIMITATIONS ON SUBCONTRACTING

AUTO           IF0500       52.222-19         01-JAN-2004   CHILD LABOR-COOPERATION WITH AUTHORITIES AND REMEDIES

                           PADDS ERRATA SHEET                            PAGE 16

                 PIIN/SIIN  W52P1J-04-C-0103                       MOD/AMD

AUTO           IF0056       52.222-20         01-DEC-1996   WALSH-HEALEY PUBLIC CONTRACTS ACT

AUTO           IF0057       52.222-26         01-APR-2002   EQUAL OPPORTUNITY

AUTO           IF0061       52.222-35         01-DEC-2001   EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE
                                                            VIETNAM ERA, AND OTHER ELIGIBLE VETERANS

AUTO           IF0063       52.222-36         01-JUN-1998   AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES

AUTO           IF0330       52.222-37         01-DEC-2001   EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE
                                                            VIETNAM ERA, AND OTHER ELIGIBLE VETERANS

ADDED          IF0326       52.223-6          01-MAY-2001   DRUG-FREE WORKPLACE

AUTO           IF0049       52.229-3          01-APR-2003   FEDERAL, STATE, AND LOCAL TAXES

AUTO           IF0086       52.232-1          O1-APR-1984   PAYMENTS

AUTO           IF0327       52.232-8          01-FEB-2002   DISCOUNTS FOR PROMPT PAYMENT

AUTO           IF0089       52.232-11         01-APR-1984   EXTRAS

ADDED          IF0031       52.232-16         01-APR-2003   PROGRESS PAYMENTS

ADDED          IF0082       52.232-16         01-MAR-2000   PROGRESS PAYMENTS (APR 2003) - ALTERNATE I

AUTO           IF0062       52.232-17         01-JUN-1996   INTEREST

ADDED          IF0094       52.232-23         01-JAN-1986   ASSIGNMENT OF CLAIMS

AUTO           IF0432       52.232-25         01-OCT-2003   PROMPT PAYMENT

AUTO           IF0163       52.232-33         01-OCT-2003   PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR
                                                            REGISTRATION

AUTO           IF0013       52.233-1          01-JUL-2002   DISPUTES

AUTO           IF0030       52.233-3          01-AUG-1996   PROTEST AFTER AWARD

AUTO/DEL       IF0126       52.242-2          01-APR-1991   PRODUCTION PROGRESS REPORTS

ADDED          IF0104       52.242-12         01-JUN-2003   REPORT OF SHIPMENT (REPSHIP)

AUTO           IF0124       52.242-13         01-JUL-1995   BANKRUPTCY

AUTO           IF0159       52.243-1          01-AUG-1987   CHANGES - FIXED PRICE

AUTO           IF0105       52.243-7          01-APR-1984   NOTIFICATION OF CHANGES

ADDED          IF0285       52.246-1          01-APR-1984   CONTRACTOR INSPECTION REQUIREMENTS

ADDED          IF0310       52.247-15         01-APR-1984   CONTRACTOR RESPONSIBILITY FOR LOADING AND UNLOADING

AUTO           IF0039       52.247-63         01-JUN-2003   PREFERENCE FOR U.S. - FLAG AIR CARRIERS

AUTO           IF0400       52.248-1          01-FEB-2000   VALUE ENGINEERING

AUTO           IF0130       52.249-2          01-MAY-2004   TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)

AUTO           IF0132       52.249-8          01-APR-1984   DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)

AUTO           IF0092       52.253-1          01-JAN-1991   COMPUTER GENERATED FORMS

AUTO/DEL       IA0654                                       *** THIS REFERENCE IS NO LONGER VALID ***

                           PADDS ERRATA SHEET                            PAGE 17

                  PIIN/SIIN    W521J-04-C-0103                     MOD/AMD

AUTO/DEL       IA0736                                       *** THIS REFERENCE IS NO LONGER VALID ***

AUTO           IA0702       252.203-7001      01-MAR-1999   PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER
                                                            DEFENSE-CONTRACT-RELATED FELONIES


AUTO           IA0601       252.204-7003      01-APR-1992   CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT
                            DFARS

AUTO           1A0506       252.204-7004      01-NOV-2003   REQUIRED CENTRAL CONTRACTOR REGISTRATION
                            DFARS

AUTO           IA0706       252.205-7000      01-DEC-1991   PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS
                            DFARS

AUTO           IA0707       252.209-7000      01-NOV-1995   ACQUISITION FROM SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION UNDER THE
                            DFARS                           INTERMEDIATE-RANGE NUCLEAR FORCES (INF) TREATY

ADDED          IA0730       252.223-7002      01-MAY-1994   SAFETY PRECAUTIONS FOR AMMUNITION AND EXPLOSIVES
                            DFARS

ADDED          IA0731                         01-DEC-1991   CHANGE IN PLACE OF PERFORMANCE-AMMUNITION AND EXPLOSIVES
                            252.223-7003
                            DFARS

AUTO           IA0738       252.225-7012      01-MAY-2004   PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES
                            DFARS

ADDED          IA0540       252.225-7041      01-JUN-1997   CORRESPONDENCE IN ENGLISH
                            DFARS

ADDED          IA0690       252.226-7000      01-OCT-2003   UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC
                                                            ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS

AUTO           IA0515       252.231-7000      01-DEC-1991   SUPPLEMENTAL COST PRINCIPLES
                            DFARS

ADDED          IA0650       252.232-1004      01-OCT-2001   DOD PROGRESS PAYMENT RATES
                            DFARS

AUTO           IA0523       252.242-7000      01-DEC-1991   POSTAWARD CONFERENCE
                            DFARS

AUTO           IA0526       252.243-7001      01-DEC-1991   PRICING OF CONTRACT MODIFICATIONS
                            DFARS

AUTO           IA0527       252.246-7000      01-MAR-2003   MATERIAL INSPECTION AND RECEIVING REPORT
                            DFARS

ADDED          IA0710       204.404-70(C)     01-NOV-2001   ORAL ATTESTATION OF SECURITY RESPONSIBILITIES

CHANGED        IF6080       52.217-6          01-MAR-1989   EVALUATED OPTION FOR INCREASED QUANTITY

     a. This solicitation includes an evaluated option (See Section M).

     b. The Government reserves the right to increase the quantity of item(s) CLIN 0001 by a quantity of up to and including but not exceeding 100 percent as an evaluated option at the price(s) quoted below.

     c. If the contractor does not quote a price hereunder, the lowest price offered/bid in the schedule for item(s) CLIN 0001 shall be the price used for evaluation/award of any option quantities. All evaluation factors identified in the solicitation, except P.O.B. origin transportation costs, will be applied to the option quantity for evaluation purposes.

     d. The Contracting Officer may exercise the evaluated option at any time preceding shipment of the last delivery by giving written notice to the Contractor.

     e. Delivery of the items added by exercise of this option shall continue immediately after, and at the same rate as delivery of

                            PADDS ERRATA SHEET                           PAGE 18

    PIIN/SIIN W52P1J-04-C-0103                         MOD/AMD

like items called for under the contract, unless the parties agree otherwise.

     f. Subject to the limitations contained in this clause, the Government may exercise this option on one or more occasions.

     g. offered Unit Prices for the Option Quantities are:

                                         Unit Price
                                    -------------------
Evaluated Option
(F.O.B. Origin)                     $ CLIN 0001

  Varying prices may be offered for the option quantities actually ordered and the dates when ordered. In as much as the unit price for the basic quantity may contain starting, load, testing, tooling, transportation or other costs not applicable to option quantities, offerors are requested to take these factors into consideration while setting forth the unit price(s) for the option quantities. The option price is expected (but not required) to be lower than the unit price for the initial quantity.

                                 (End of Clause)

(IF6080)

AUTO/CHANGE  IF6250     52.243-7     0l-APR-1984      NOTIFICATION OF CHANGES

      (a) Definitions. "Contracting Officer," as used in this clause, does not include any representative of the Contracting Officer. "Specifically Authorized Representative (SAR)," as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this paragraph and shall be issued to the designated representative before the SAR exercises such authority.

      (b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within ________ (to be negotiated) calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state-

            (1) The date, nature, and circumstances of the conduct regarded as a change;

            (2) The name, function, and activity of each Government individual and Contractor official or employee involved in or Knowledgeable about such conduct;

            (3) The identification of any documents and the substance of any oral communication involved in such conduct;

            (4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

            (5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including-

                  (i) What contract line items have been or may be affected by the alleged change;

                  (ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

                  (iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

                  (iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

            (6) The Contractor's estimate of the time by which the Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

      (c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

      (d) Government response. The Contracting officer shall promptly, within ______ (to be negotiated) calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either-

            (1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

            (2) Countermand any communication regarded as a change,

                           PADDS ERRATA SHEET                            PAGE 19

      PIIN/SIIN  W52P1J-04-C-0103                        MOD/AMD

            (3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

            (4) In the event the Contractor's notice information is inadequate to make a decision under paragraphs (d)(1), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

      (e) Equitable adjustments.

            (1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made-

                  (i) In the contract price or delivery schedule or both; and

                  (ii) In such other provisions of the contract as may be affected.

            (2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

Note: The phrases "contract price" and "cost" wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts or to combinations thereof.

                                 (End of clause)

(IF6250)

CHANGED  IF6070  52.246-17  0l-JUN-2003  WARRANTY OF SUPPLIES OF A NONCOMPLEX NATURE

***

      (b) Contractor's obligations.

            (1) Notwithstanding inspection and acceptance by the Government of supplies furnished under this contract, or any condition of this contract concerning the conclusiveness thereof, the Contractor warrants that for 1095 days after acceptance ---

***

      (c) Remedies available to the Government.

            (1) The Contracting Officer shall give written notice to the Contractor of any breach of warranties in paragraph (b)(1) of this clause within 120 days after duscivert if tge defect(s),

***
                                 (End of clause)

(IF6070)

CHANGED    IA6200     252.223-7007   0l-SEP-1999   SAFEGUARDING SENSITIVE CONVENTIONAL ARMS, AMMUNITION, AND EXPLOSIVES
                      DFARS

      (a) Definition. Arms, ammunition, and explosives (AA&E), as used in this clause, means those items within the scope (chapter 1, paragraph B) of DoD 5100.76-M, Physical Security of Sensitive Conventional Arms, Ammunition, and Explosives.

      (b) The requirements of DoD 5100.76-M apply to the following items of AA&E being developed, produced, manufactured, or purchased for the Government, or provided to the Contractor as Government-furnished property under this contract:

NOMENCLATURE                   NATIONAL STOCK NUMBER        SENSITIVITY/CATEGORY
CTG 40MM WHITE STAR CLU M585   1310-00-922-9784                    IV

M16 RIFLE                      1005-01-128-9936                    III

M203 LAUNCHER                  1010-00-179-6447                    III

                           PADDS ERRATA SHEET                            PAGE 20

            PIIN/SIIN W52P1J-04-C-0103                         MOD/AMD

M203 BARREL           1010-01-376-3342              III

      (c) The Contractor shall comply with the requirements of DoD 5100.76-M, as specified in the statement of work. The edition of DoD 5100.76-M in effect on the date of issuance of the solicitation for this contract shall apply.

      (d) The Contractor shall allow representatives of the Defense Security Service (DSS), and representatives of other appropriate offices of the Government, access at all reasonable times into its facilities and those of its subcontractors, for the purpose of performing surveys, inspections, and investigations necessary to review compliance with the physical security standards applicable to this contract.

      (e) The Contractor shall notify the cognizant DSS field office of any subcontract involving AA&E within 10 days after award of the subcontract.

      (f) The Contractor shall ensure that the requirements of this clause are included in all subcontracts, at every tier

            (1) For the development, production, manufacture, or purchase of AA&E; or

            (2) When AA&E will be provided to the subcontractor as Government-furnished property.

      (g) Nothing in this clause shall relieve the Contractor of its responsibility for complying with applicable Federal, state, and local laws, ordinances, codes, and regulations (including requirements for obtaining licenses and permits) in connection with the performance of this contract.

                                 (End of clause)

(IA6200)

CHANGED   IF2018     52.209.3      01 SEP-1989 FIRST ARTICLE APPROVAL - CONTRACTOR TESTING

      (a) The Contractor shall test * unit(s) of Lot/Item * as specified in this contract. At least fifteen (15) calendar days before the beginning of first article tests, the Contractor shall notify the Contracting Officer, in writing, of the time and location of the testing so that the Government may witness the tests.

      (b) The Contractor shall submit the first article test report within 15 calendar days from the date of this contract to * marked "FIRST ARTICLE TEST
REPORT: Contract No. _______ , Lot/Item No. _____." Within thirty (30) calendar days after the Government receives the test report, the Contracting Officer shall notify the Contractor, in writing, of the conditional approval, approval, or disapproval of the first article; except that the number of days from receipt of the test report until the Contractor is notified shall be sixty (60) calendar days (instead of 30) when the option to perform confirmatory testing is exercised by the Government. The notice of conditional approval or approval shall not relieve the Contractor from complying with all requirements of the specifications and all other terms and conditions of this contract. A notice of conditional approval shall state any further action required of the Contractor. A notice of disapproval shall cite reasons for the disapproval.

***

* (See instructions regarding submission of First Article clause)

** (See Schedule B)

                                 (End of Clause)

(IF7018)

AUTO       IF7016           52.252-6       01-APR-1984        AUTHORIZED DEVIATIONS IN CLAUSES

AUTO       IA7015           252.211-7005   01-FEB-2003        SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS
                            DFARS

ADDED      IA7732           252.225-7001   01-APR-2003        BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM
                            DFARS

AUTO       IA7035           252.243-7002   01-MAR-1998        REQUESTS FOR EQUITABLE ADJUSTMENT
                            DFARS

AUTO       IS7025           52.201-4500    01-FEB-1993        AUTHORITY OF GOVERNMENT REPRESENTATIVE
                            OSC

                               PADDS ERRATA SHEET               PAGE 21

        PIIN/SIIN W52P1J-04-C-0103                              MOD/AMD

SECTION k - REPRESENTATIONS, CERTIFICATIONS, AND OTHER STATEMENTS OF OFFERORS

AUTO       KF0003    52.203-11       01-APR-1991   CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN
                                                   FEDERAL TRANSACTIONS

AUTO       KA0705    252.209-7001    01-MAR-1998   DISCLOSURE OF OWNERSHIP OR CONTROL BY THE GOVERNMENT OF A TERRORIST
                     DFARS                         COUNTRY

ADDED/FIL  KF6065    52.203-2        01-APR-1985   CERTIFICATE OF INDEPENDENT PRICE DETERMINATION

ADDED/FIL  KF6043    52.204-3        01-OCT-1998   TAXPAYER IDENTIFICATION

ADDED/FIL  KF6063    52.207-4        01-AUG-1987   ECONOMIC PURCHASE QUANTITY-SUPPLIES

ADDED/FIL  KF6033    52.209-5        01-DEC-2001   CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT,
                                                   AND OTHER RESPONSIBILITY MATTERS

ADDED/FIL  KF6035    52.215-6        01-OCT-1997   PLACE OF PERFORMANCE

CHANGED    KF6003    52.219-1        01-MAY-2004   SMALL BUSINESS PROGRAM REPRESENTATIONS

   (a)(1) The North American Industry Classification System (NAICs) code for this acquisition is 332993.

      (2) The small business size standard is 1500 employees.

      (3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

   (b) Representations.

      (l) The offeror represents as part of its offer that it ___is, ___is not a small business concern.

      (2)(Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, for general statistical purposes, that it ___is, ___is not a small disadvantaged business concern as defined in 13 CFR 124.1002.

      (3) (Complete only if offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it ___is, ___is not a women-owned small business concern.

      (4) (Complete only if offeror represented itself as a small business concern in paragraph (b)(1)of this provision.) The offeror represents as part of
its offer that it is,    is not    a veteran-owned small business concern.

      (5) (Complete only if offeror represented itself as a small business concern in paragraph (b) (1) of this provision.) The offeror represents as part
of its offer that it is,    is not    a service-disabled veteran-owned small
business concern.

      (6) (Complete only if the offeror represented itself as a small business concern in paragraph (b) (1) of this provision.) The offeror represents, as part of its offer, that -

            (i)It( )is,( )is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR part 126; and

            (ii) It( )is,( ) is not a joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (b)(6)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture: .] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.

   (c) Definitions. As used in this provision-

"Service-disabled veteran-owned small business concern"-

      (1) Means a small business concern-

            (i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and

            (ii)The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a service-disabled veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

      (2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

"Smal1 business concern" means a concern, including its affiliates that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (a) of this provision.

                               PADDS ERRATA SHEET               PAGE 22

   PIIN/SIIN W52P1J-04-C-0103                            MOD/AMD

"Veteran-owned small business concern" means a small business concern-

            (1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and

            (2) The management and daily business operations of which are controlled by one or more veterans.


"Women-owned small business concern" means a small business concern-

            (1) That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

            (2) Whose management and daily business operations are controlled by one or more women.

     (d) Notice.

            (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

            (2) Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small HUBZone small, small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall0

                  (i) Be punished by imposition of fine, imprisonment, or both;

                  (ii) Be subject to administrative remedies, including suspension and debarment; and

                  (iii) Be ineligible for participation in programs conducted under the authority of the Act.

                               (End of provision)

(KF6003)

CHANGED    KF6004    52.219-1   01-APR-2002   SMALL BUSINESS PROGRAM
                                              REPRESENTATIONS (MAY 2004) -
                                              ALTERNATE I

    (7) [Complete if offeror represented itself as disadvantaged in paragraph
(b)(2) of this provision.] the offeror shall check the category in which its ownership falls:

                 Black American

                 Hispanic American

                 Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians).

            Asian-Pacific American (persons with origins from Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Japan, China, Taiwan, Laos, Cambodia (Kampuchea), Vietnam, Korea, The Philippines, U.S. Trust Territory of the Pacific Islands (Republic of Palau), Republic of the Marshall Islands, Federated States of Micronesia, the Commonwealth of the Northern Mariana Islands, Guam, Samoa, Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru).

            Subcontinent Asian (Asian-Indian) American (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal).

             individual/concern, other than one of the preceding.

(KF6004)

CHANGED    KF6080    52.219-21    01-MAY-1999    SMALL BUSINESS SIZE REPRESENTATION FOR TARGETED
                                                 INDUSTRY CATEGORIES UNDER THE SMALL BUSINESS
                                                 COMPETITIVENESS DEMONSTRATION PROGRAM

[Complete only if the Offeror has represented itself under the provision at 52.219-1 as a small business concern under the size standards of this solicitation.]

Offeror's number of employees for the past 12 months [check this column if size standard stated in solicitation is expressed in terms of number of employees] or Offeror's average annual gross revenue for the last 3 fiscal years [check this column if size standard stated in solicitation is expressed in terms of annual receipts]. [Check one of the following.]

                           PADDS ERRATA SHEET                           PAGE 23

            PIIN/SIIN W52P1J-04-C-0103                  MOD/AMD

  No. of Employees                  Avg. Annual Gross Revenues
---------------------               ---------------------------
_____ 50 or fewer ___                $1 million or less

_____ 51 - 100 ______                $1,000,001 - $2 million

____ 101 - 250 ______                $2,000,001 - $3.5 million

____ 251 - 500 ______                $3,500,001 - $5 million

____ 501 - 750 ______                $5,000,001 - $10 million

____ 751 - 1,000 ____                $10,000,001 - $17 million

____ Over 1,000 _____                Over $17 million

                               (End of provision)

(KF6080)

CHANGED     KF6019     52.222-22   O1-FEB-1999  PREVIOUS CONTRACTS AND COMPLIANCE REPORTS

The offeror represents that

      (a) It ( ) has, ( ) has not participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation;

      (b) It ( ) has, ( ) has not, filed all required compliance reports; and

(c) Representations indicating submission of required compliance reports, signed by subcontractors, will be obtained before subcontract awards.

                               (End of provision)

(KF6019)

ADDED/FIL    KF6020    52.222-25     01-APR-1984     AFFIRMATIVE ACTION COMPLIANCE

CHANGED      KA6500    252.247-7022  O1-AUG-1992     REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA
                       DFARS

      (a) The offeror shall indicate by checking the appropriate blank in paragraph (b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term supplies is defined in the Transportation of Supplies by Sea clause of this solicitation.

      (b) Representation. The Offeror represents that it

            ______ Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

            ______ Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

      (c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR Supplement clause at 252.247-7024, Notification of Transportation of Supplies by Sea.

                               (End of provision)

(KA6500)

AUTO/DEL   KF7003        *** THIS REFERENCE IS NO LONGER VALID ***

AUTO/DEL   KF7035        *** THIS REFERENCE IS NO LONGER VALID ***

AUTO/DEL   KF7043        *** THIS REFERENCE IS NO LONGER VALID ***

AUTO/DEI   KF7033        *** THIS REFERENCE IS NO LONGER VALID ***

AUTO/DEL   KF7005        *** THIS REFERENCE IS NO LONGER VALID ***

                           PADDS ERRATA SHEET                         PAGE 24

             PIIN/SIIN W52P1J-04-C-0103                       MOD/AMD

AUTO/DEL   KF7019        *** THIS REFERENCE IS NO LONGER VALID ***

AUTO/DEL   KF7020        *** THIS REFERENCE IS NO LONGER VALID ***

AUTO/DEL   KA7500        *** THIS REFERENCE IS NO LONGER VALID ***

SECTION L INSTRUCTIONS, CONDITIONS, AND NOTICES TO OFFERORS

AUTO       LF0032     52.204-6       01-OCT-2003     DATA UNIVERSAL NUMBERING SYSTEM (DUNS) NUMBER

AUTO       LF0604     52.211-2       01-DEC-2003     AVAILABILITY OF SPECIFICATIONS LISTED IN THE DOD
                                                     INDEX OF SPECIFICATIONS AND STANDARDS (DODISS) AND
                                                     DESCRIPTIONS LISTED IN THE ACQUISITION MANAGEMENT
                                                     SYSTEMS AND DATA REQUIREMENTS CONTROL LIST, DOD 5010.12-L

ADDED      LF0054     52.215-1       01-JAN-2004     INSTRUCTIONS TO OFFERORS-COMPETITIVE ACQUISITIONS

ADDED      LF0680     52.222-38      01-DEC-2001     COMPLIANCE WITH VETERANS' EMPLOYMENT REPORTING REQUIREMENTS

ADDED      LF0095     52.232-38      01-MAY-1999     SUBMISSION OF ELECTRONIC FUNDS TRANSFER INFORMATION WITH OFFER

ADDED      LA0654     252.225-7031   01-APR-2003     SECONDARY ARAB BOYCOTT OF ISRAEL

CHANGED    LF6008     52.216-1       01-APR-1984     TYPE OF CONTRACT

      The Government contemplates award of a firm-fixed-price contract resulting from this solicitation.

                               (End of provision)

(LF6008)

 CHANGED    LF6021       52.233-2        01-AUG-1996    SERVICE OF PROTEST

      (a) Protests, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from Gene Harrison, AMSFS-CCA-L, Rock Island, IL 61299-6000.

      (b) The copy of any protest shall be received in the office designated above within one day of filing a protest with the GAO.

                               (End of provision)

(LF6021)

AUTO/DEL       LM6100    52.211-4510    O1-AUG-2001      PARTNERING
                         AMC

AUTO           LF7015    52.252-5       O1-APR-1984      AUTHORIZED DEVIATIONS IN PROVISIONS

ADDED          LM7010    AMC            O1-DEC-2000      AMC-LEVEL PROTEST PROGRAM

AUTO/CHANGE    LS7100    52.212-4501    O1-APR-2001      ELECTRONIC AWARD NOTICE
                         OSC

      1. Any contract awarded as a result of this solicitation will be posted to the Electronic Document Access (EDA) system website, http://eda.ogden.disa.mil/, and paper copies will not be distributed. This is a material condition of the solicitation and by submission of a bid or proposal, the vendor agrees to accept an electronic award transmitted in the manner described above. In order to obtain an electronic copy of the award, you must be registered in the EDA system. Guidance/instructions for registration can be obtained at the above website.

      2. Notice of award to the contractor receiving the award will be issued only via electronic mail. Vendors who wish to be notified if they receive an award as a result of this solicitation must provide their electronic mail address in the space provided below. If the vendor fails to provide an electronic mail address, then a separate notice of award will not be provided and it shall be the sole responsibility of the vendor to periodically check the Federal Business Opportunities (FedBizOpps) - FBO Synopsis/Award Search website http://www.fedbizopps.gov/or the Army Single Face to industry (ASFI)/Procurement Notifications website http://acquisition.army.mil to determine if he/she has received an award. In this event, the vendor's failure to check FEDBIZOPPS or the ASFI in a timely manner shall

                               PADDS ERRATA SHEET                   PAGE 35

        PIIN/SIIN W52P1J-04-C-0103                      MOD/AMD

not be an excuse for failure to perform or grounds for a delivery schedule extension.

      3. Notice of award to unsuccessful offerors shall be issued only via electronic mail from the Contracting Office or via the FedBizOpps/Vendor Notification feature. Vendors who wish to receive an electronic mail notice if they are unsuccessful must provide an electronic mail address in the space provided below. If the vendor fails to provide an electronic mail address, then a separate notice will not be provided, and it shall be the sole responsibility of the vendor to periodically check the ASFI/Procurement Notifications or the FedBizOpps/Award Notification to determine if an award has been made. In this event, the vendor's failure to check these sites to determine if an award has been made shall not constitute grounds for an extension of any protest period allowed by regulation.

     VENDOR'S ELECTRONIC MAIL (EMAIL) ADDRESS:

              -1-

                               (End of provision)

(LS7100)

AUTO DEL,  LS7002     52.214-7 LOCAL    01-SEP-2003    HAND-DELIVERED BIDS, QUOTES, OR PROPOSALS

CHANGED    LS7003     52.214-7 LOCAL    Ol-AUG-2004    HAND-DELIVERED BIDS, QUOTES, OR PROPOSALS

Effective 09 August 2004, should you elect to hand-deliver your bid, quote, or proposal, you must enter Rock Island Arsenal via the Moline entrance gate, and proceed to the Visitor Control Center (Building 23) to obtain a security badge/registration.
The Visitor Control Center hours of operation are from 6:00 a.m. until 3:30 p.m. CT. Upon arrival, ask the Visitor Control Center attendant to contact the AFSC Bid, Quote and Proposal Receiving Area, (309)782-7245/5053. If there is no answer on either of these extensions, the attendant should call (309)782-6895 to reach an alternate point of contact. If you use a delivery service it is your responsibility to ensure they are provided these instructions.

For deliveries made after 3:30 p.m. CT, the carrier must ask the Police Officer at the Moline entrance gate to call the AFSC Proposal Receiving Area or alternate number provided in the preceding paragraph so a visitor decal can be issued to enter the Arsenal. The carrier must then proceed to Police Headquarters, Building 225, to obtain a badge, as one cannot be issued out at the gate after 3:30 p.m. CT.

Delivery is to be made to Building 350, 5th Floor, North Bay between Poles E3 and E4, "Bid, Quote, and Proposal Receiving Area", (309)782-7245/5053.

Packages must be delivered between the hours of 8:00 a.m. and 4:00 p.m. CT, Monday through Friday. No packages will be accepted on Federal Holidays.

In the event this solicitation is an Invitation for Bids, reference FAR 52.214-7, "Late Submissions, Modifications, and Withdrawal of Bids" (Nov 1999). Conversely, if this solicitation is either a Request for Quotations or Request for Proposals, reference FAR 52.215-1. "Instructions to Offerors - Competitive Acquisitions."

                               (End of provision)

(LS7003)

AUTO   LS7010    52.222-1100    01-FEB-2003    10 U.S.C. 4543 PILOT PROGRAM
                 LOCAL

AUTO   LS7001    15.503 LOCAL   01-FEB-2004    DISCLOSURE OF UNIT PRICES

 SECTION M - EVALUATION FACTORS FOR AWARD

ADDED    MF0010   52.247-50   01-APR-1984  NO EVALUATION OF TRANSPORTATION COSTS

CHANGED  MF7007   9.306(C)    01-SEP-1995  FIRST ARTICLE APPROVAL

      a. Evaluation of bids or offers where first article test are waived for eligible bidders or offerors will be made by deleting the CLIN calling for First Article Testing.

                           PADDS ERRATA SHEET                      PAGE 26

     PIIN/SIIN W52P1J-04-C-0103                        MOD/AMD

      b. Earlier delivery, if required in case of waiver of first article testing, shall not be a factor in evaluation for award.

                               (End of Provision)

(MF7007)

                        PADDS DISTRIBUTION LIST        PCN: P10CM29114R
                                                       PAGE: 1
                                                       PRINT DATE: 28-SEP-2004
PIIN W52P1J-04-C-0103                                  MOD NO:
SUBMITTED BY PAAAX                                     BUYER NAME: DEAN BRABANT
DOLLARIVALUE $701,533.36                               DD350 INCLUDED [X]

                                                              NUMBER      DATE
                                                              COPIES      STAMP
Office of PCO (Original Contract/Mod)                           1

              Contractor                                        1
         Dup/Orig Contract/Mod                                  1
VALENTEC SYSTEMS INC.
2618 YORK AVE
MINDEN, LA. 710552618

            Paying Office
             Contract/Mod                                       1
DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
P.O. BOX 182381
COLUMBUS, OH  43218-2317

               Facility
             Contract/Mod
No Facility

            Consignee W22PVK
             Contract /Mod
XU MUNITIONS STORAGE POINT
BLUE GRASS ARMY DEPOT
2091 KINGSTON HWY
RICHMOND               KY 40475-5000

             Consignee
             Contract/Mod
Procuring Element AMSFS-CCA-L                                   1

Requiring Element___ (Contract/Mod)                             1

DCMA SAN ANTONIO
615 EAST HOUSTON STREET
P 0 BOX 1040
SAN ANTONIO TX 78294-1040

       Contract Admin ADP Point                                 1
           Contract/Mod                                         1
DFAS COLUMBUS CENTER
DFAS-CO/SO ENTITLEMENT OPERATIONS
PO BOX 182264
COLUMBUS, OH 43218-2264

            SEA Office
           Contract/Mod
No SBA Office

          Consignee Z55555
           Contract/Mod
SEE SECTION E

                      INDIVIDUAL CONTRACTING ACTION REPORT

                                          Report Control Symbol DD-AT&L(M)1014

A1       Type of Report 0 (0) Original; (1) Canceling; or (2) Correcting

A2       Report Number  002151-4

A3       Contracting Office

A3A      Reporting Agency FIPS 95 Code 2100

A3B      Contracting Office Code W52P1J

A4       Name of Contracting Office HQ AFSC

B1       Contract Identification Information

B1A      Contract Number W52P1J-04-C-0103

B1B      Origin of Contract A (A) DoD; (B) NASA; or (C) Other Non-DoD Agency

B1C      Bundled Contract N  (Y) Yes; or (N) No

B1D      Bundled Contract Exception___ (A) Mission Critical; (B) OMB Circular A-76; or (C) Other

B1E      Performance-Based Service Contract N (Y) Yes; or (N) No

B2       Modification, Order, or Other ID Number

B2A      Order, or Other ID Number______

B2B      Modification Number______

B3       Action Date (yyyymmdd)______

B4       Completion Date (yyyymmdd) 20051231

B5       Contractor Identification Information

B5A      Contractor Identification Number (DUNS) 047672147

B5B      Government Agency N (Y) Yes; or (N) No

B5D      Contractor Name and Division Name

         Contractor VALENTEC SYSTEMS INC.

         Division

B5E      Contractor Address

         Street or PO Box 2618 YORK AVE

         City or Town  MINDEN

         State or Country LA Zip Code 71055-2618

B5F      Taxpayer Identification Number 330617619

B5G      Parent Taxpayer Identification Number______

B5H      Parent Name______

B6       Principal Place of Performance

B6A      City or Place Code 50885

B6B      State or Country Code 22

B6C      City or Place and State or Country Name MINDEN LA

B7       Type Obligation 1 (1) Obligation; (2) Deobligation; or (3) No Dollars Obligated or Deobligated

B8       Obligated or Deobligated Dollars (Enter Whole Dollars Only) $701 533

B9       Foreign Military Sale N (Y) Yes; or (N) No

B10      Multiyear Contract N (Y) Yes; or (N) No

B11      Total Estimated Contract Value (Enter Whole Dollars Only) $0

B12      Principal Product or Service

B12A     Federal Supply Class or Service Code 1310

B12B     DoD Claimant Program Code A60

B12C     MDAP, MAIS, or Other Program Code 000

DD FORM 350, OCT 2003

                                                INSTRUMENT NBR: W52P1J-04-C-0103

                                                REPORT NBR: 002151-4

                      INDIVIDUAL CONTRACTING ACTION REPORT

                                       Report Control Symbol DD-AT&L(M)1014

B12D      NAICS Code  332993

B12E      Name or Description CTG 40MM  WHITE STAR CLU M585

B12F      EPA-Designated Product(s) E (A) EPA-Designated Product(s) with Minimum Recovered Material Content; (B) FAR 23.405(c)(l)
          Justification; (C) FAR 23.405(c)(2) Justification; (D) FAR 23.405(c)(3) Justification; or (E) No EPA-Designated Product(s)
          Acquired

B12G      Recovered Material Clauses ______(A) FAR 52.223-4; or (B) FAR 52.223-4 and FAR 52.223-9

B13       Kind of Action

B13A      Contract or Order 3 (1) Letter Contract; (3) Definitive Contract; (4) Order under an Agreement; (5) Order under
          Indefinite-Delivery Contract; (6) Order under Federal Schedule; (7) BPA Order under Federal Schedule; (8) Order from
          Procurement List; or (9) Award under FAR Part 13

B13B      Type of Indefinite-Delivery Contract ________ (A) Requirements Contract (FAR 52.216-21); (B) Indefinite-Quantity Contract
          (FAR 52.216-22); or (C) Definite-Quantity Contract (FAR 52.216-20)

B13C      Multiple or Single Award Indefinite-Delivery Contract _________ (M) Multiple Award; or (S) Single Award

B13D      Modification _____(A) Additional Work (new agreement); (B) Additional Work (other); (C) Funding Action; (D) Change Order;
          (E) Termination for Default; (F) Termination for Convenience; (G) Cancellation; (H) Exercise of an Option; or (J)
          Definitization

B13E      Multiple Award Contract Fair Opportunity _______(A) Fair Opportunity Process; (B) Urgency; (C) One/Unique Source; (D)
          Follow-On Contract; or (E) Minimum Guarantee

B13F      Indefinite-Delivery Contract Use ______(A) Government-Wide; (B) DoD-Wide; (C) DoD Department or Agency Only; or (D)
          Contracting Office Only

B13G      Indefinite-Delivery Contract Ordering Period Ending Date (yyyymmdd)______

B14       CICA Applicability B (A) Pre-CICA; (B) CICA Applicable; (C) Simplified Acquisition Procedures Other than FAR Subpart 13.5;
          or (D) Simplified Acquisition Procedures Pursuant to FAR Subpart 13.5

B15       Information Technology Products or Services ________(A) Commercially Available Off-the-Shelf Item; (B) Other Commercial
          Item of Supply; (C) Nondevelopmental Item Other than Commercial Item; (D) Other Noncommercial Item of Supply; (E)
          Commercial Service; or (F) Noncommercial Service.

B16       Clinger-Cohen Act Planning Compliance ______ (Y) Yes; or (N) No

Do not complete Part C   if Line B5B is coded Y.

C1        Synopsis N (A) Synopsis Only; (B) Combined Synopsis/Solicitation; or (N) Not Synopsized

C2        Reason Not Synopsized Z (A) Urgency; (B) FAR 5.202(a)(13); (C) SBA/OFPP Pilot Program; or (Z) Other Reason

C3        Extent Competed A (A) Competed Action; (B) Not Available for Competition; (C) Follow-On to Competed Action; or (D)Not
          Competed

C4        Sea Transportation N (Y) Yes - Positive Response to DFARS 252.247-7022 or 252.212-7000(c)(2); (N) No - Negative Response
          to DFARS 252.247-7022 or 252.212-7000(c)(2); or (U) Unknown - No Response or Provision Not Included in Solicitation

DD FORM 350, OCT 2003

                                                INSTRUMENT NBR: W52P1J-04-C-0103

                                                REPORT NBR: 002151-4

                    INDIVIDUAL CONTRACTING ACTION REPORT

                                          Report Control Symbol DD-AT&L(M)1014

C5         Type of Contract J (A) Fixed-Price Redetermination; (J) Firm-Fixed-Price; (K) Fixed-Price Economic Price Adjustment; (L)
           Fixed-Price Incentive; (M) Fixed-Price-Award-Fee; (R) Cost-Plus-Award-Fee; (S) Cost Contract; (T) Cost-Sharing; (U)
           Cost-Plus-Fixed-Fee; (V) Cost-Plus-Incentive-Fee; (Y) Time-and-Materials; or (Z) Labor-Hour

C6         Number of Offerors Solicited 2 (1) One; or (2) More than One

C7         Number of Offers Received 003

C8         Solicitation Procedures K (A) Full and Open Competition - Sealed Bid; (B) Full and Open Competition - Competitive
           Proposal; (C) Full and Open Competition - Combination; (D) Architect-Engineer; (E) Basic Research; (F) Multiple Award
           Schedule; (G) Alternative Sources; (K) Set-Aside; or (N) Other than Full and Open Competition

C9         Authority for Other Than Full and Open Competition ________ (1A) Unique Source; (1B) Follow-On Contract; (1C) Unsolicited
           Research Proposal; (1D) Patent or Data Rights; (1E) Utilities; (1F) Standardization; (1G) Only One Source - Other; (2A)
           Urgency; (3A) Particular Sources; (4A) International Agreement; (5A) Authorized by Statute; (5B) Authorized Resale; (6A)
           National Security; or (7A) Public Interest

C10        Subject to Labor Standards Statutes Z (A) Walsh-Healey Act; (C) Service Contract Act; (D) Davis-Bacon Act; or (Z) Not
           Applicable

C11        Cost or Pricing Data N (Y) Yes - Obtained; (N) No - Not Obtained; or (W) Not Obtained - Waived

C12        Contract Financing Z (A) FAR 52.232-16; (C) Percentage of Completion Progress Payments; (D) Unusual Progress Payments or
           Advance Payments; (E) Commercial Financing; (F) Performance-Based Financing; or (Z) Not Applicable

C13        Foreign Trade Data

C13A       Place of Manufacture ______(A) U.S.; or (B) Foreign

C13B       Country of Origin Code ______

C14        Commercial Item N (Y) Yes - FAR 52.212-4 Included; or (N) No - FAR 52.212-4 Not Included

Do not complete Part D if Line B5B is coded Y or if Line B13A is coded 6.

D1         Type of Contractor

D1A        Type of Entity B (A) Small Disadvantaged Business (SDB) Performing in U.S.; (B) Other Small Business (SB) Performing in
           U.S.; (C) Large Business Performing in U.S.; (D) JWOD Participating Nonprofit Agency; (F) Hospital; (L) Foreign Concern
           or Entity; (M) Domestic Firm Performing Outside U.S.; (T) Historically Black College or University (HBCU); (U) Minority
           Institution (MI); (V) Other Educational or (Z) Other Nonprofit

D1B        Women-Owned Business N (Y) Yes; (N) No; or (U) Uncertified

D1C        HUBZone Representation N (Y) Yes; or (N) No

D1D        Ethnic Group _____(A) Asian-Indian American; (B) Asian-Pacific American; (C) Black American; (D) Hispanic American; (E)
           Native American; (F) Other SDB Certified or Determined by SBA; or (Z) No Representation

D1E        Veteran-Owned Small Business ____ (A) Service-Disabled Veteran; or (B) Other Veteran

DD FORM 350, OCT 2003

                                                INSTRUMENT NBR: W52P1J-04-C-0103

                                                REPORT NBR: 002151-4

                      INDIVIDUAL CONTRACTING ACTION REPORT

                                      Report Control Symbol DD-AT&L(M)1014

D2          Reason Not Awarded to SDB B (A) No Known SDB Source; (B) SDB Not Solicited; (C) SDB Solicited and No Offer Received; (D)
            SDB Solicited and Offer Was Not Low; or (Z) Other Reason

D3          Reason Not Awarded to SB ___ (A) No Known SB Source; (B) SB Not Solicited; (C) SB Solicited and No Offer Received; (D)
            SB Solicited and Offer Was Not Low; or (Z) Other Reason

D4          Set-Aside or Preference Program

D4A         Type of Set-Aside B (A) None; (B) Total SB Set-Aside; (C) Partial SB Set-Aside; (D) Section 8(a) Set-Aside or Sole
            Source; (E) Total SDB Set-Aside; (F) HBCU or MI - Total Set-Aside; (G) HBCU or MI - Partial Set-Aside; (H) Very Small
            Business Set-Aside; (J) Emerging Small Business Set-Aside; (K) HUBZone Set-Aside or Sole Source; (L) Combination HUBZone
            and 8(a)

D4B         Type of Preference A (A) None; (B) SDB Price Evaluation Adjustment - Unrestricted; (C) SDB Preferential Consideration -
            Partial SB Set-Aside; (D) HUBZone Price Evaluation Preference; or (E) Combination HUBZone Price Evaluation Preference
            and SDB Price Evaluation Adjustment

D4C         Premium Percent ______

D7          Small Business Innovation Research (SBIR) Program A (A) Not a SBIR Program Phase I, II, or III; (B) SBIR Program Phase I
            Action; (C) SBIR Program Phase II Action; or (D) SBIR Program Phase III Action

D8          Subcontracting Plan - SB, SDB, HBCU, or MI B (A) Plan Not Included - No Subcontracting Possibilities; (B) Plan Not
            Required; (C) Plan Required - Incentive Not Included; Or (D) Plan Required - Incentive Included

D9          Small Business Competitiveness Demonstration Program Y (Y) Yes; or (N) No

D10         Size of Small Business D

Employees (A) 50 or fewer              Annual Gross Revenues

          (B) 51 - 100                       (M) $1 million or less

          (C) 101 - 250                      (N) Over $1 million - $2 million

          (D) 251 - 500                      (P) Over $2 million - $3.5 million

          (E) 501 - 750                      (R) Over $3.5 million - $5 million

          (F) 751 - 1000                     (S) Over $5 million - $10 million

          (G) Over 1000                      (T) Over $10 million - $17 million

                                             (U) Over $17 million.

D11         Emerging Small Business ____ (Y) Yes; or (N) No

E1          Contingency, Humanitarian, or Peacekeeping Operation ______(Y) Yes; or Leave Blank

E2          Cost Accounting Standards Clause ______(Y) Yes; or Leave Blank

E3          Requesting Agency Code (FIPS 95-2) ______

E4          Requesting Activity Code ______

E5          Number of Actions 1

E6          Payment by GPC ______

F1          Name of Contracting Officer or Representative GENE HARRISON

F2          Signature ______

F3          Telephone Number (398)782-3191

F4          Date (yyyymmdd)____________________

DD FORM 350, OCT 2003